Exhibit 1.1

EXECUTION VERSION

3,000,000 Shares

LADDER CAPITAL CORP

Class A Common Stock

($0.001 Par Value)

EQUITY UNDERWRITING AGREEMENT

March 7, 2017

UBS Securities LLC

1285 Avenue of the Americas

New York, NY 10019

Ladies and Gentlemen:

The persons listed on Schedule I hereto (collectively, the “Selling Stockholders”) propose to sell to UBS Securities LLC (the “Underwriter”) an aggregate of 3,000,000 shares (the “Shares”) of the Class A common stock, $0.001 par value (the “Class A Common Stock”) of Ladder Capital Corp, a Delaware corporation (the “Company”).  The respective amounts of the Shares to be so sold by each of the Selling Stockholders to the Underwriter are set forth opposite the names of each of the Selling Stockholders on Schedule I hereto.

In consideration of the mutual agreements contained herein and of the interests of the parties in the transactions contemplated hereby, the parties hereto agree as follows:

1.             REPRESENTATIONS AND WARRANTIES OF THE COMPANY.

The Company represents and warrants to the Underwriter as follows:

(a)           The Company has prepared and filed with the Securities and Exchange Commission (the “Commission”) a shelf registration statement on Form S-3 (File No. 333-202590) covering the public offering and sale of certain securities, including the Shares, under the Securities Act of 1933, as amended (the “1933 Act”), and the rules and regulations promulgated thereunder (the “1933 Act Regulations”), which has become effective. Such registration statement, as of any time, means such registration statement as amended by any post-effective amendments thereto to such time, including the exhibits and any schedules thereto at such time, the documents incorporated or deemed to be incorporated by reference therein at such time pursuant to Item 12 of Form S-3 under the 1933 Act and the documents otherwise deemed to be a part thereof as of such time pursuant to Rule 430B under the 1933 Act Regulations (“Rule 430B”), is referred to herein as the “Registration Statement;” provided, however, that the “Registration Statement” without reference to a time means such registration statement as amended by any post-effective amendments thereto as of the time of the first contract of sale for the Shares, which time shall be considered the “new effective date” of such registration statement with respect to the Shares within the meaning of paragraph (f)(2) of Rule 430B, including the exhibits and schedules thereto as of such time, the documents incorporated or deemed incorporated by reference therein at such time pursuant to Item 12 of Form S-3 under the 1933 Act and the documents otherwise deemed to be a part thereof as of such time pursuant to the Rule 430B.  Each preliminary prospectus used in connection with the offering of the Shares, including the documents incorporated or deemed to be incorporated by reference therein pursuant to Item 12 of Form S-3 under the 1933 Act, are collectively referred to herein as a “Preliminary Prospectus.”  Promptly after execution and delivery of this Agreement, the Company will prepare and file a final prospectus relating to the Shares in accordance with the provisions of Rule 424(b) under the 1933 Act Regulations (“Rule 424(b)”).  The final prospectus, in the form first furnished or made available to the Underwriter for use in connection with the offering of the Shares, including the documents incorporated or deemed to be incorporated by reference therein pursuant to Item 12 of Form S-3 under the 1933 Act, is referred to herein as the “Prospectus.”  For purposes of this Agreement, all references to the Registration Statement, any Preliminary Prospectus, the Prospectus or any amendment or supplement to any of the foregoing shall be deemed to include the copy filed with the Commission pursuant to its Electronic Data Gathering, Analysis and Retrieval system (or any successor system)(“EDGAR”).

The Company meets the requirements for use of Form S-3 under the 1933 Act.  The Shares have been and remain eligible for registration by the Company on such shelf registration statement.  Each of the Registration Statement and any post-effective amendment thereto has become effective under the 1933 Act.  No stop order suspending the effectiveness of the Registration Statement or any post-effective amendment thereto has been issued under the 1933 Act, no order preventing or suspending the use of any Preliminary Prospectus or the Prospectus has been issued and no proceedings for any of those purposes have been instituted or are pending or, to the Company’s knowledge, contemplated.  The Company has complied with each request (if any) from the Commission for additional information.

Each of the Registration Statement and any post-effective amendment thereto, at the time of its effectiveness and at each deemed effective date with respect to the Underwriter pursuant to Rule 430B(f)(2) under the 1933 Act Regulations, complied in all material respects with the requirements of the 1933 Act and the 1933 Act Regulations.  Each Preliminary Prospectus, the Prospectus and any amendment or supplement thereto, at the time each was filed with the Commission, complied in all material respects with the requirements of the 1933 Act Regulations and each Preliminary Prospectus and the Prospectus delivered to the Underwriter for use in connection with this offering was identical to the electronically transmitted copies thereof filed with the Commission pursuant to EDGAR, except to the extent permitted by Regulation S-T.

The documents incorporated or deemed to be incorporated by reference in the Registration Statement and the Prospectus, when they became effective or at the time they were or hereafter are filed with the Commission, complied and will comply in all material respects with the requirements of the Securities Exchange Act of 1934, as amended (the “Exchange Act”) and the rules and regulations of the Commission under the Exchange Act.

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(b)           As of the Applicable Time (as defined below) and as of the Closing Date, neither (i) the General Use Free Writing Prospectus(es) (as defined below) issued at or prior to the Applicable Time, the Statutory Prospectus (as defined below) and the information included on Schedule II hereto, all considered together (collectively, the “General Disclosure Package”), nor (ii) any individual Limited Use Free Writing Prospectus (as defined below), when considered together with the General Disclosure Package, included or will include any untrue statement of a material fact or omitted or will omit to state a material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading; provided, however, that the Company makes no representations or warranties as to information contained in or omitted from any Issuer Free Writing Prospectus (as defined below), in reliance upon, and in conformity with, written information furnished to the Company by or on behalf of the Underwriter, specifically for use therein, it being understood and agreed that the only such information is that described in Section 13 hereof.

As used in this subsection and elsewhere in this Agreement:

“Applicable Time” means 4:30 p.m. (New York time) on the date of this Agreement or such other time as agreed to by the Company and the Underwriter.

“General Use Free Writing Prospectus” means any Issuer Free Writing Prospectus (other than a “bona fide electronic road show,” as defined in Rule 433(h)(5) under the 1933 Act) that is identified on Schedule III hereto.

“Issuer Free Writing Prospectus” means any “issuer free writing prospectus,” as defined in Rule 433 under the 1933 Act, including without limitation any “free writing prospectus” (as defined in Rule 405 under the 1933 Act (“Rule 405”)) relating to the Shares that is (i) required to be filed with the Commission by the Company, (ii) a “road show that is a written communication” within the meaning of Rule 433(d)(8)(i) under the 1933 Act, whether or not required to be filed with the Commission or (iii) excepted from filing with the Commission pursuant to Rule 433(d)(5)(i) under the 1933 Act because it contains a description of the Shares or of the offering that does not reflect the final terms, in each case in the form filed or required to be filed with the Commission or, if not required to be filed, in the form retained in the Company’s records pursuant to Rule 433(g) under the 1933 Act.

“Limited Use Free Writing Prospectus” means any Issuer Free Writing Prospectus that is not a General Use Free Writing Prospectus.

“Statutory Prospectus” means the Preliminary Prospectus, dated March 7, 2017.

(c)           The Company has been duly organized and is validly existing as a corporation in good standing under the laws of the State of Delaware, with requisite power and authority to own or lease its properties and conduct its business as described in the Registration Statement, the General Disclosure Package and the Prospectus.  Each of the subsidiaries of the Company listed in Exhibit 21.1 of the Company’s annual report on Form 10-K for the year ended December 31, 2016, incorporated by reference in the Registration Statement, has been duly organized and is validly existing as a corporation, limited liability company, limited liability limited partnership or limited partnership, as applicable, in good standing under the laws of the

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jurisdiction of its incorporation, organization or formation with requisite power and authority to own or lease its properties and conduct its business as described in the Registration Statement, the General Disclosure Package and the Prospectus, except where the failure to be so qualified, in good standing or have such power or authority would not (A) individually or in the aggregate, have a material adverse effect on the earnings, business, properties, assets, operations, condition (financial or otherwise) or prospects of the Company and of its subsidiaries taken as a whole or (B) prevent the consummation of the transactions contemplated hereby (the occurrence of any such effect or any such prevention described in the foregoing clauses (A) and (B) being referred to as a “Material Adverse Effect”) and, together, they are the only subsidiaries, direct or indirect, of the Company.  The Company and its subsidiaries are duly qualified to transact business in all jurisdictions in which the conduct of their business requires such qualification, except where the failure to be so qualified would not individually or in the aggregate, have a Material Adverse Effect.  The outstanding shares of capital stock, membership interests or partnership interests of each of the Company’s direct and indirect subsidiaries have been duly authorized and validly issued, and, to the extent applicable, are fully paid and non-assessable, and, except as otherwise described in the Registration Statement, the General Disclosure Package and the Prospectus, are owned by the Company or another subsidiary of the Company free and clear of all liens, encumbrances and equities and claims; and no options, warrants or other rights to purchase, agreements or other obligations to issue or other rights to convert any obligations into shares of capital stock, membership interests or partnership interests in the Company’s subsidiaries are outstanding as of the Closing Date, except as otherwise disclosed in the Registration Statement, the General Disclosure Package and the Prospectus.

(d)           From March 6, 2015, the time of initial filing of the Registration Statement to the Commission (or, if earlier, the first date on which the Company engaged directly or through any Person authorized to act on its behalf in any Testing-the-Waters Communication), through the date hereof, the Company has been and is an “emerging growth company,” as defined in Section 2(a) of the 1933 Act (an “Emerging Growth Company”).  “Testing-the-Waters Communication” means any oral or written communication with potential investors undertaken in reliance on Section 5(d) of the 1933 Act.

(e)           The outstanding shares of Class A Common Stock have been duly authorized and validly issued and are fully paid and non-assessable. Except as disclosed in the Registration Statement, the General Disclosure Package and the Prospectus, neither the filing of the Prospectus nor the offering or sale of the Shares as contemplated by this Agreement gives rise to any rights, other than those which have been waived or satisfied, for or relating to the registration of any shares of Class A Common Stock.

(f)            All of the capital stock of the Company, including the Shares, conform in all material respects to the description thereof contained in the Registration Statement, the General Disclosure Package and the Prospectus.  The form of certificates for the Shares conforms to the requirements prescribed by the Delaware General Corporation Law, the New York Stock Exchange and to any requirements of the Company’s organizational documents.  Subsequent to the respective dates as of which information is given in the Registration Statement, the General Disclosure Package and the Prospectus, except as otherwise specifically stated therein or in this Agreement, the Company has not: (i) issued any securities; (ii) incurred

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any liability or obligation, direct or contingent, for borrowed money; or (iii) declared or paid any dividend or made any other distribution on or in respect to its capital stock.

(g)           The Commission has not issued an order preventing or suspending the use of any Preliminary Prospectus, any Issuer Free Writing Prospectus or the Prospectus relating to the proposed offering of the Shares, and no proceeding for that purpose or pursuant to Section 8A of the 1933 Act has been instituted or, to the Company’s actual knowledge, threatened by the Commission.  The Registration Statement contains, and the Prospectus and any amendments or supplements thereto will contain, all statements which are required to be stated therein by, and will conform in all material respects to the requirements of the 1933 Act and the 1933 Act Regulations.  The Registration Statement and any amendments thereto do not contain, and will not contain, any untrue statement of a material fact and do not omit, and will not omit, to state a material fact required to be stated therein or necessary to make the statements therein not misleading, and the Prospectus and any amendments and supplements thereto, at their respective times of issuance, did not contain, and, at the Closing Date, will not contain, any untrue statement of a material fact; and do not omit, and will not omit, to state a material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading; provided, however, that the Company makes no representations or warranties as to information contained in or omitted from the Registration Statement or the Prospectus, or any such amendment or supplement, in reliance upon, and in conformity with, written information furnished to the Company by or on behalf of the Underwriter, specifically for use therein, it being understood and agreed that the only such information is that described in Section 13 hereof.

(h)           No Issuer Free Writing Prospectus conflicts or will conflict with the information contained in the Registration Statement or the Prospectus, and any preliminary or other prospectus deemed to be a part thereof that has not been superseded or modified.

(i)            The Company has not, directly or indirectly, distributed and will not distribute any offering material in connection with the offering and sale of the Shares other than any Preliminary Prospectus, the Prospectus and other materials, if any, permitted under the 1933 Act and consistent with Section 5(b) hereof.  The Company will file with the Commission all Issuer Free Writing Prospectuses in the time required under Rule 433(d) under the 1933 Act.  The Company has satisfied or will satisfy the conditions in Rule 433 under the 1933 Act to avoid a requirement to file with the Commission any electronic road show.

(j)            (i) At the time of filing the Registration Statement and (ii) as of the date hereof (with such date being used as the determination date for purposes of this clause (ii)), the Company was not and is not an “ineligible issuer” (as defined in Rule 405 under the 1933 Act, without taking into account any determination by the Commission pursuant to Rule 405 under the 1933 Act that it is not necessary that the Company be considered an ineligible issuer), including, without limitation, for purposes of Rules 164 and 433 under the 1933 Act with respect to the offering of the Shares as contemplated by the Registration Statement.

(k)           The financial statements incorporated by reference in the Registration Statement, the General Disclosure Package and the Prospectus, together with the related schedules and notes, present fairly in all material respects the financial position of the Company

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and its consolidated subsidiaries as of the dates indicated, and the statements of income and comprehensive income, changes in capital and cash flows of the Company and its consolidated subsidiaries for the periods specified present fairly in all material respects the results of operations of the Company and its consolidated subsidiaries for the periods specified; said financial statements have been prepared in conformity with U.S. generally accepted accounting principles (“GAAP”), applied on a consistent basis throughout the periods involved and comply with the Commission’s rules and guidelines with respect thereto.  The supporting schedules incorporated by reference in the Registration Statement, the General Disclosure Package and the Prospectus relating to the Company and its consolidated subsidiaries present fairly in all material respects, in accordance with GAAP, the information required to be stated therein.  The balance sheet of the Company included in the Registration Statement, the General Disclosure Package and the Prospectus, together with the related notes, present fairly in all material respects the financial position of the Company and its consolidated subsidiaries at the date indicated; said balance sheet has been prepared in conformity with GAAP and complies with the Commission’s rules and guidelines with respect thereto.  The selected historical consolidated financial information and the summary financial data included or incorporated by reference in the Registration Statement, the General Disclosure Package and the Prospectus present fairly in all material respects the information shown therein and have been compiled on a basis consistent with that of the audited or unaudited, as applicable, financial statements of the Company included therein and comply with the Commission’s rules and guidelines with respect thereto.  All disclosures contained in the Registration Statement, the General Disclosure Package or the Prospectus regarding “non-GAAP financial measures” (as such term is defined by the 1933 Act Regulations) comply with Regulation G of the Exchange Act and Item 10 of Regulation S-K of the 1933 Act to the extent applicable.  The Company and its subsidiaries do not have any material liabilities or obligations, direct or contingent (including any off-balance sheet obligations or any “variable interest entities” within the meaning of Financial Accounting Standards Board Interpretation No. 46), not disclosed in the Registration Statement, the General Disclosure Package and the Prospectus.  There are no financial statements (historical or pro forma) that are required to be included in the Registration Statement, the General Disclosure Package or the Prospectus that are not included as required.

(l)            PricewaterhouseCoopers LLP, who has certified certain of the financial statements filed with the Commission as part of the Registration Statement, the General Disclosure Package and the Prospectus, is an independent registered public accounting firm with respect to the Company and its subsidiaries within the meaning of the 1933 Act and the applicable 1933 Act Regulations and the Public Company Accounting Oversight Board (United States) (the “PCAOB”) as required by the 1933 Act.

(m)          Solely to the extent that the Sarbanes-Oxley Act of 2002, as amended, and the rules and regulations promulgated by the Commission and the New York Stock Exchange thereunder (collectively, the “Sarbanes-Oxley Act”) have been applicable to the Company, there is and has been no failure on the part of the Company to comply in all material respects with any provision of the Sarbanes-Oxley Act.  The Company has taken all necessary actions to ensure that it is in compliance with all provisions of the Sarbanes-Oxley Act that are in effect and with which the Company is required to comply (including Section 402 related to loans) as of the effectiveness of the Registration Statement and is actively taking steps to ensure that it will be in compliance with other provisions of the Sarbanes-Oxley Act not currently in effect or

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which will become applicable to the Company.  As of the date of the initial filing of the registration statement referred to in Section 1(a) hereof, there were no outstanding personal loans made, directly or indirectly, by the Company to any director or executive officer of the Company.

(n)           There is no legal, governmental, administrative or regulatory investigation, action, suit, claim or proceeding pending or, to the actual knowledge of the Company, threatened against the Company or any of its subsidiaries, or to which any property of the Company or its subsidiaries is, or to the knowledge of the Company, would reasonably be expected to be, subject, before any court or regulatory or administrative agency or otherwise which if determined adversely to the Company or any of its subsidiaries would, individually or in the aggregate, have a Material Adverse Effect.  There are no current or pending legal, governmental, administrative or regulatory investigations, actions, suits, claims or proceedings that are required under the 1933 Act to be described in the Registration Statement, the General Disclosure Package or the Prospectus that are not so described in the Registration Statement, the General Disclosure Package or the Prospectus.  There are no instruments or contracts that are required to be filed as exhibits to the Registration Statement pursuant to Items 601(b)(4) or 601(b)(10) of Regulation S-K, respectively, that are not so filed.

(o)           The Company and its subsidiaries have good and marketable title in fee simple to, or have valid rights to lease or otherwise use, all of the properties and assets that are material to the respective businesses of the Company and its subsidiaries, subject to no lien, mortgage, pledge, charge or encumbrance of any kind other than those reflected in such financial statements or described or disclosed in the Registration Statement, the General Disclosure Package and the Prospectus or which (i) do not materially interfere with the use made and proposed to be made of such property by the Company and its subsidiaries or (ii) would not, individually or in the aggregate, have a Material Adverse Effect.

(p)           The Company and its subsidiaries have filed all U.S. federal, state and other tax returns which have been required to be filed and, have paid all taxes indicated by such returns and all assessments received by them or any of them through the date hereof to the extent that such taxes have become due and are not delinquent or being contested in good faith and for which an adequate reserve or accrual has been established in accordance with GAAP, in each case, except as would not, individually or in the aggregate, have a Material Adverse Effect.

(q)           There are no transfer taxes or other similar fees or charges under federal law or the laws of any state, or any political subdivision thereof, required to be paid in connection with the execution and delivery of this Agreement.

(r)            Since the date of the most recent financial statements incorporated by reference in the Registration Statement, the General Disclosure Package and the Prospectus, (i) there has not been any material adverse change or any development involving a prospective material adverse change in or affecting the earnings, business, properties, assets, operations, condition (financial or otherwise) or prospects of the Company and its subsidiaries taken as a whole, (ii) there has not been any transaction entered into that is material to the Company and its subsidiaries taken as a whole, other than transactions in the ordinary course of business and changes and transactions described in the Registration Statement, the General Disclosure

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Package and the Prospectus, as each may be amended or supplemented, and (iii) neither the Company nor any of its subsidiaries has sustained any loss or interference with its business that is material to the Company and its subsidiaries taken as a whole and that is either from fire, explosion, flood or other calamity, whether or not covered by insurance, or from any labor disturbance or dispute or any action, order or decree of any court or arbitrator or governmental or regulatory authority, except in each case as otherwise disclosed in the Registration Statement, the General Disclosure Package and the Prospectus.

(s)            Neither the Company nor any of its material subsidiaries is or with the giving of notice or lapse of time or both, will be, (i) in violation of its certificate or articles of incorporation, charter, by-laws, certificate of formation, limited liability company agreement, partnership agreement or other organizational documents, as applicable, (ii) in violation of or in default under any agreement, lease, contract, indenture or other instrument or obligation to which it is a party or by which it, or any of its properties, is bound, or (iii) in violation of any law, order, rule or regulation judgment, order, writ or decree applicable to the Company or any subsidiary of any court or of any government, regulatory body or administrative agency or other governmental body having jurisdiction over the Company or any subsidiary, or any of their properties or assets, except in the case of clauses (ii) and (iii), for such violations or defaults as would not, individually or in the aggregate, have a Material Adverse Effect.

(t)            The execution and delivery of this Agreement, the consummation of the transactions herein contemplated, including the sale of Shares by the Selling Stockholders hereunder and the fulfillment of the terms hereof do not and will not violate or conflict with or result in a breach of any of the terms or provisions of, or constitute a default (i) under, any indenture, mortgage, deed of trust or other agreement or instrument to which the Company or any subsidiary is a party or by which the Company or any subsidiary or any of their respective properties is bound, or (ii) of the certificate of incorporation or formation, articles of incorporation or association, charter, by-laws or other organizational documents, as applicable, of the Company, or (iii) any law, order, rule or regulation judgment, order, writ or decree applicable to the Company or any subsidiary of any court or of any government, regulatory body or administrative agency or other governmental body having jurisdiction over the Company or any subsidiary, or any of their properties or assets, except, in the case of clauses (i) and (iii) above, for any such violation, conflict, breach or default that would not, individually or in the aggregate, have a Material Adverse Effect.

(u)           The execution and delivery of, and the performance by the Company of its obligations under, this Agreement has been duly and validly authorized by all necessary corporate action on the part of the Company and this Agreement has been duly executed and delivered by the Company.

(v)           Each approval, consent, order, authorization, designation, declaration or filing by or with any regulatory, administrative or other governmental body necessary in connection with the execution and delivery by the Company of this Agreement and the consummation of the transactions herein contemplated, including the sale of Shares by the Selling Stockholders hereunder, has been obtained or made and is in full force and effect (except such additional steps as may be required by the Commission, the Financial Industry Regulatory

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Authority, Inc. (“FINRA”) or such additional steps as may be necessary to qualify the Shares for public offering by the Underwriter under state securities or Blue Sky laws).

(w)          Except as would not, individually or in the aggregate, have a Material Adverse Effect, the Company and its subsidiaries (i) hold all licenses, registrations, certificates and permits from governmental authorities (collectively, “Governmental Licenses”) which are necessary to the conduct of their business as described in the Registration Statement, the General Disclosure Package and the Prospectus, and (ii) have not received any written or other notice of proceedings relating to the revocation or modification of any Governmental License.

(x)           Except as would not individually or in the aggregate have a Material Adverse Effect, (i) the Company and its subsidiaries own or have the right to use all patents, patent applications, trademarks, service marks, trade names, trademark registrations, service mark registrations, domain names and other source indicators, copyrights and copyrightable works, know-how, trade secrets, systems, procedures, proprietary or confidential information and all other worldwide intellectual property, industrial property and proprietary rights (collectively, “Intellectual Property”) used in the conduct of their respective businesses; (ii) the Company and its subsidiaries’ conduct of their respective businesses does not infringe, misappropriate or otherwise violate any Intellectual Property of any person; (iii) the Company and its subsidiaries have not received any written notice of any claim relating to Intellectual Property; and (iv) to the actual knowledge of the Company, the Intellectual Property of the Company and its subsidiaries is not being infringed, misappropriated or otherwise violated by any person.

(y)           The information technology systems used by the Company are adequate for, and operate and perform in all material respects as required in connection with, the operation of the business of the Company and its subsidiaries as currently conducted, except as would not, individually or in the aggregate, reasonably be expected to have a Material Adverse Effect.

(z)           Neither the Company nor, to the Company’s actual knowledge, any of its affiliates, has taken or may take, directly or indirectly, any action designed to or that could reasonably be expected to cause or result in, or which has constituted or which might reasonably be expected to constitute, the stabilization or manipulation of the price of the shares of Class A Common Stock to facilitate the sale or resale of the Shares.

(aa)         Neither the Company nor any of its subsidiaries is required to register as an “investment company” or an entity “controlled” by an “investment company” within the meaning of the Investment Company Act of 1940, as amended, and the rules and regulations of the Commission thereunder.

(bb)         The Company and its subsidiaries maintain systems of “internal control over financial reporting” (as defined in Rule 13a-15(f) of the Exchange Act) that comply with the requirements of the Exchange Act and have been designed by, or under the supervision of, their respective principal executive and principal financial officers, or persons performing similar functions, to provide reasonable assurance regarding the reliability of financial reporting and the preparation of financial statements for external purposes in accordance with GAAP, including, but not limited to, internal accounting controls sufficient to provide reasonable assurance that: (i) transactions are executed in accordance with management’s general or specific authorization;

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(ii) transactions are recorded as necessary to permit preparation of financial statements in conformity with GAAP and to maintain accountability for assets; (iii) access to assets is permitted only in accordance with management’s general or specific authorization; and (iv) the recorded accountability for assets is compared with existing assets at reasonable intervals and appropriate action is taken with respect to any differences.  To the Company’s knowledge, there are no material weaknesses in the Company’s internal control over financial reporting, and there has been no change in internal control over financial reporting that has materially affected, or is reasonably likely to materially affect, the Company’s internal control over financial reporting since the respective dates as of which information is given in the Registration Statement, the General Disclosure Package and the Prospectus.  The Company does not have actual knowledge of any fraud, whether or not material, that involves management or other employees who have a significant role in the Company’s internal controls over financial reporting.

(cc)         The Company has established and maintains “disclosure controls and procedures” (as defined in Rules 13a-14(c) and 15d-14(c) under the Exchange Act); the Company’s “disclosure controls and procedures” are reasonably designed to ensure that all information (both financial and non-financial) required to be disclosed by the Company in the reports that it files or submits under the Exchange Act is recorded, processed, summarized and reported within the time periods specified in the rules and regulations under the Exchange Act, and that all such information is accumulated and communicated to the Company’s management as appropriate to allow timely decisions regarding required disclosure and to make the certifications of the Chief Executive Officer and Chief Financial Officer of the Company required under the Exchange Act with respect to such reports.

(dd)         The statistical, industry-related and market-related data included in the Registration Statement, the General Disclosure Package and the Prospectus are based on or derived from sources which the Company reasonably and in good faith believes are reliable and accurate in all material respects, and such data agree with the sources from which they are derived.

(ee)         The operations of the Company and its subsidiaries are and have been conducted at all times in compliance with applicable financial record-keeping and reporting requirements, including without limitation, those of Title 18 U.S. Code section 1956 and 1957, the Bank Secrecy Act of 1970, otherwise known as the Currency and Foreign Transactions Reporting Act, as amended, the applicable money laundering statutes of all jurisdictions where the Company or any of its subsidiaries conducts business, the applicable rules and regulations thereunder, and any related or similar rules, regulations or guidelines issued, administered or enforced by any governmental agency having jurisdiction over the Company or any of its subsidiaries (collectively, the “Anti-Money Laundering Laws”), and no action, suit or proceeding by or before any court or governmental agency, authority or body or any arbitrator involving the Company or any of its subsidiaries with respect to the Anti-Money Laundering Laws is pending or, to the Company’s actual knowledge, threatened.

(ff)          Neither the Company nor any of its subsidiaries, nor to the Company’s knowledge, any director, officer, agent, employee, affiliate or representative, of the Company or any of its subsidiaries, is currently the subject or the target of any sanctions administered or imposed by the U.S. Government (including, without limitation, the Office of Foreign Assets

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Control of the U.S. Treasury Department (“OFAC”), the U.S. Department of Commerce, or the U.S. Department of State, the United Nations Security Council, the European Union, Her Majesty’s Treasury or any similar sanctions imposed by any governmental body to which the Company or any of its subsidiaries is subject (collectively, “Sanctions”)), nor is owned or controlled by an individual or entity that is currently the subject or target of any Sanctions, nor is located, organized or resident in a country or territory that is the subject of Sanctions (a “Sanctioned Country”) (including, without limitation, Burma (Myanmar), Crimea, Cuba, Iran, North Korea, Sudan and Syria); nor is designated as a ‘specially designated national’ or a ‘blocked person’ by the U.S. Government.  Neither the Company nor its subsidiaries have knowingly engaged in during the past three years, are not now knowingly engaged in, and will not knowingly engage in, any dealings or transactions with any person that at the time of the dealing or transaction is or was the subject or the target of Sanctions or with any Sanctioned Country.

(gg)         Neither the Company nor any of its subsidiaries, nor, to the knowledge of the Company, any director, officer, agent, employee, affiliate or other person associated with or acting on behalf of the Company or any of its subsidiaries: (i) has used any corporate funds for any unlawful contribution, gift, entertainment or other unlawful expense relating to political activity; (ii) has made any direct or indirect unlawful contribution or payment to any official of, or candidate for, or any employee of, any federal, state or foreign office from corporate funds; (iii) has made any bribe, unlawful rebate, payoff, influence payment, kickback or other unlawful payment; or (iv)  is aware of or has taken any action, directly or indirectly, that would result in a violation by such Persons of any provision of the Bribery Act 2010 of the United Kingdom, the OECD Convention on Bribery of Foreign Public Officials in International Business Transactions, the Foreign Corrupt Practices Act of 1977, as amended, and the rules and regulations thereunder. The Company, its subsidiaries and their affiliates have each conducted their businesses in compliance with all  applicable anti-bribery and anti-corruption laws and/or regulations and have instituted and maintain policies and procedures reasonably designed to promote and ensure continued compliance with all applicable anti-bribery and anti-corruption laws and with the representation and warranty contained herein.

(hh)         The Company and each of its subsidiaries carry, or are covered by, insurance, from insurers of recognized financial responsibility, in such amounts and covering such risks as is adequate for the conduct of their respective businesses and the value of their respective properties and as is prudent and customary for companies engaged in similar businesses; neither the Company nor any of its subsidiaries have been refused any coverage under insurance policies sought or applied for; and the Company and its subsidiaries have no reason to believe that they will not be able to renew their existing insurance coverage as and when such coverage expires or to obtain similar coverage from similar insurers as may be necessary to continue their respective businesses at a cost that would not, individually or in the aggregate, have a Material Adverse Effect.

(ii)           Each “employee benefit plan” (within the meaning of Section 3(3) of the Employee Retirement Income Security Act of 1974, as amended, including the regulations and published interpretations thereunder (“ERISA”)) for which the Company or any member of its “Controlled Group” (defined as any organization that is a member of a controlled group of corporations within the meaning of Section 414 of the Internal Revenue Code of 1986, as

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amended (the “Code”)) would have liability (each a “Plan”) is in compliance in all material respects with all presently applicable statutes, rules and regulations, including ERISA and the Code; (ii) with respect to each Plan subject to Title IV of ERISA (a) no “reportable event” (as defined in Section 4043 of ERISA) has occurred for which the Company or any member of its Controlled Group would have any liability; and (b) neither the Company nor any member of its Controlled Group has incurred or expects to incur liability under Title IV of ERISA (other than for contributions to the Plan or premiums payable to the Pension Benefit Guaranty Corporation, in each case in the ordinary course and without default); (iii) no Plan which is subject to Section 412 of the Code or Section 302 of ERISA has failed to satisfy the minimum funding standard within the meaning of such sections of the Code or ERISA; and (iv) each Plan that is intended to be qualified under Section 401(a) of the Code is so qualified and nothing has occurred, whether by action or by failure to act, which would cause the loss of such qualification.

(jj)           Except as disclosed to the Underwriter in writing and to the actual knowledge of the Company based only on information requests of its officers, directors and 5% or greater securityholders, which information requests were delivered to the Underwriter’s counsel on or prior to March 7, 2017, there are no affiliations or associations between any member of FINRA and any of the Company’s officers, directors or its 5% or greater securityholders as of the date of this Agreement.

(kk)         Except as disclosed in the Registration Statement, the General Disclosure Package and the Prospectus, (i) the Company and its subsidiaries (x) are in compliance with any and all applicable federal, state, local and foreign laws, rules, regulations, requirements, decisions and orders relating to the protection of human health or safety, the environment, natural resources, hazardous or toxic substances or wastes, pollutants or contaminants (collectively, “Environmental Laws”), (y) have received and are in compliance with all permits, licenses, certificates or other authorizations or approvals required of them under applicable Environmental Laws to conduct their respective businesses, and (z) have not received written notice of any actual or potential liability under or relating to any Environmental Laws, including for the investigation or remediation of any disposal or release of hazardous or toxic substances or wastes, pollutants or contaminants that would, with respect to clause (x), (y) or (z), individually or in the aggregate, have a Material Adverse Effect, and have no actual knowledge of any event or condition that would reasonably be expected to result in any such notice; (ii) there are no costs or liabilities associated with Environmental Laws of or relating to the Company or its subsidiaries, except in the case of each of (i) and (ii) above, for any such failure to comply, or failure to receive required permits, licenses or approvals, or cost or liability, as would not, individually or in the aggregate, have a Material Adverse Effect; and (iii) except as described in the Registration Statement, the General Disclosure Package and the Prospectus, (x) there are no proceedings that are pending, or that are known to be contemplated, against the Company or any of its subsidiaries under any Environmental Laws in which a governmental entity is also a party, other than such proceedings regarding which would not, individually or in the aggregate, have a Material Adverse Effect, (y) the Company and its subsidiaries are not aware of any issues regarding compliance with Environmental Laws, or liabilities or other obligations under Environmental Laws or concerning hazardous or toxic substances or wastes, pollutants or contaminants that would, individually or in the aggregate, have a Material Adverse Effect, and (z) none of the Company and its subsidiaries anticipates capital expenditures material to the Company and its subsidiaries, taken as a whole, relating to any Environmental Laws.

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(ll)           There are no relationships, direct or indirect, or related-party transactions involving the Company or any of its subsidiaries or any other person required to be described in the Registration Statement, the General Disclosure Package and the Prospectus by the rules of the Commission and of FINRA which have not been described in such documents as required.

(mm)      Except as disclosed in the Registration Statement, the General Disclosure Package and the Prospectus, no subsidiary of the Company is currently prohibited, directly or indirectly, under any agreement or other instrument to which it is a party or subject, from paying any dividends to the Company, from making any other distribution on such subsidiary’s capital stock, from repaying to the Company any loans or advances to such subsidiary from the Company or from transferring any of such subsidiary’s property or assets to the Company or any other subsidiary of the Company.

(nn)         No labor disturbance by or dispute with employees of the Company or any of its subsidiaries exists or, to the actual knowledge of the Company, is contemplated or threatened, except as would not, individually or in the aggregate, reasonably be expected to have a Material Adverse Effect.  The Company is not aware of any impending change to the members of its senior management team, including its chief executive officer, president, chief operating officer, chief financial officer, head of merchant banking and capital markets and head of asset management, not otherwise disclosed in the Registration Statement, the General Disclosure Package and the Prospectus.

(oo)         Neither the Company nor any of its subsidiaries is a party to any contract, agreement or understanding with any person (other than this Agreement) that would give rise to a valid claim against the Company or any of its subsidiaries or the Underwriter for a brokerage commission, finder’s fee or like payment in connection with the offering and sale of the Shares.

(pp)         The disclosure contained in the “Business — Regulation — Regulation as an Investment Adviser,” “— Regulation as a Broker-Dealer,” and “— Regulation as a Captive Insurance Company” sections incorporated by reference in the Registration Statement, the General Disclosure Package and the Prospectus fairly and accurately summarize in all material respects the matters set forth therein.

(qq)         The Company intends to make a timely election to be subject to tax as a real estate investment trust (“REIT”) pursuant to Sections 856 through 860 of the Code for its taxable year ending December 31, 2017. Commencing with its taxable year ending December 31, 2015, the Company has been organized in conformity with the requirements for qualification and taxation as a REIT under the Code, and the Company’s proposed method of operation as set forth in the Registration Statement, the General Disclosure Package and the Prospectus will enable it to meet the requirements for qualification and taxation as a REIT under Code.

(rr)           The description of the Company’s organization and proposed method of operation and its qualification and taxation as a REIT set forth in the Registration Statement, the General Disclosure Package and the Prospectus is accurate and presents fairly the matters referred to therein; the Company’s operating policies, investment guidelines and operating policies described in the Registration Statement, the General Disclosure Package and the Prospectus accurately reflect in all material respects the current intentions of the Company with

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respect to the operation of its business, and no material deviation from such guidelines or policies is currently contemplated.

2.             REPRESENTATIONS AND WARRANTIES OF THE SELLING STOCKHOLDERS.

Each Selling Stockholder, severally and not jointly, represents and warrants to the Underwriter as of the date hereof, as of the Applicable Time and as of the Closing Date, and agrees, severally and not jointly, with the Underwriter, as follows:

(a)           Neither the General Disclosure Package nor the Prospectus or any amendments or supplements thereto included or will include any untrue statement of a material fact or omitted or will omit to state a material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading, provided that such representations and warranties set forth in this subsection (2)(a) apply only to statements or omissions made in reliance upon and in conformity with information relating to such Selling Stockholder furnished in writing by or on behalf of such Selling Stockholder expressly for use in the Registration Statement, the General Disclosure Package, the Prospectus or any amendment or supplement thereto (the “Selling Stockholder Information”); such Selling Stockholder is not prompted to sell the Shares to be sold by such Selling Stockholder hereunder by any “material, non-public information” (within the meaning of the 1933 Act) concerning the Company or any of its subsidiaries which is known by such Selling Stockholder but not set forth or incorporated by reference in the Registration Statement, the General Disclosure Package and the Prospectus.

(b)           The execution and delivery of, and the performance by such Selling Stockholder of such Selling Stockholder’s obligations under this Agreement have been duly and validly authorized by all necessary corporate, limited partnership or similar action on the part of such Selling Stockholder and this Agreement has been duly executed and delivered by such Selling Stockholder.

(c)           Each of (i) the Power of Attorney of such Selling Stockholder (if it is indicated on Schedule I that such Selling Stockholder has delivered a Power of Attorney) appointing each of Marc Fox, Pamela McCormack and Kelly Porcella as its Attorney-in-Fact with respect to this Agreement and related matters, in the form attached hereto as Exhibit B (the “Power of Attorney”), (ii) the Custody Agreement, by and between American Stock Transfer & Trust Company, LLC and such Selling Stockholder, in the form attached hereto as Exhibit C (the “Custody Agreement”) and (iii) the Lock-Up Agreement (as defined herein), has been duly authorized (if applicable), executed and delivered by such Selling Stockholder and is the valid and binding agreement of such Selling Stockholder.

(d)           The execution and delivery of this Agreement, the Power of Attorney, if applicable, the Custody Agreement and the Lock-Up Agreement and the sale and delivery of the Shares to be sold by such Selling Stockholder and the consummation of the transactions contemplated herein and compliance by such Selling Stockholder with its obligations hereunder do not and will not, whether with or without the giving of notice or passage of time or both, constitute a breach of, or default under, any contract applicable to such Selling Stockholder, nor will such action result in any violation of the provisions of the charter or by-laws or other organizational instrument of such Selling Stockholder, if applicable, or any applicable law rule,

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regulation, judgment, order, writ or decree of any government, government instrumentality or court, domestic or foreign, having jurisdiction over such Selling Stockholder or any of its properties, except as would not have a Material Adverse Effect.

(e)           Such Selling Stockholder has, and at the Closing Date will have, valid title to the Shares to be sold by such Selling Stockholder free and clear of all security interests, claims, liens, equities or other encumbrances and the legal right and power to enter into this Agreement, the Power of Attorney, if applicable, the Custody Agreement and the Lock-Up Agreement and to sell, transfer and deliver the Shares to be sold by such Selling Stockholder.

(g)           Such Selling Stockholder has not taken, and will not take, directly or indirectly, any action which is designed to or which constituted or would be expected to cause or result in stabilization or manipulation of the price of any security of the Company to facilitate the sale or resale of the Shares.

(h)           No filing with, or consent, approval, authorization, order, registration, qualification or decree of any arbitrator, court, governmental body, regulatory body, administrative agency or other authority, body or agency, domestic or foreign, is necessary or required for the performance by such Selling Stockholder of its obligations hereunder or in the Power of Attorney, if applicable, the Custody Agreement, the Lock-Up Agreement or in connection with the sale and delivery of the Shares to be sold by such Selling Stockholder hereunder or the consummation of the transactions contemplated by this Agreement, except such as have been already obtained or as may be required by the Commission or under the 1933 Act, the 1933 Act Regulations, the Exchange Act, the rules and regulations of the Commission under the Exchange Act, the rules of the New York Stock Exchange, state securities laws or the rules of FINRA.

(j)            Such Selling Stockholder has not prepared or had prepared on its behalf or used or referred to, any “free writing prospectus” (as defined in Rule 405), and has not distributed any written offering materials in connection with the offer or sale of the Shares, other than any Preliminary Prospectus, the Prospectus and Permitted Free Writing Prospectus (as defined herein) and in compliance with Section 5(b) hereof.

3.             PURCHASE, SALE AND DELIVERY OF THE SHARES.

(a)           On the basis of the representations, warranties and covenants herein contained, and subject to the conditions herein set forth, each Selling Stockholder, severally and not jointly, agrees to sell to the Underwriter the number of Shares set forth opposite the name of each of the Selling Stockholders on Schedule I hereto and the Underwriter agrees to purchase, at a price of $14.05 per share, the number of Shares set forth on Schedule I hereto.

(b)           Payment for the Shares to be sold hereunder is to be made in federal (same day) funds against delivery of certificates (or book entry) therefor to the Underwriter.  Such payment and delivery are to be made through the facilities of The Depository Trust Company, New York, New York, at 10:00 a.m., New York time, on the fourth business day after the date of this Agreement or at such other time and date not later than five business days thereafter as you, the Company and the Selling Stockholders shall agree upon, such time and date being herein

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referred to as the “Closing Date.”  As used herein, “business day” means a day on which the New York Stock Exchange is open for trading and on which banks in New York are open for business and are not permitted by law or executive order to be closed.

4.             OFFERING BY THE UNDERWRITER.

It is understood that the Underwriter is to make a public offering of the Shares as soon as the Underwriter deems it advisable to do so.  The Shares are to be initially offered to the public at the initial public offering price set forth in the Prospectus.  The Underwriter may from time to time thereafter change the public offering price and other selling terms.

5.             COVENANTS OF THE COMPANY.

The Company covenants and agrees with the Underwriter that (with respect to any Selling Stockholder solely to the extent specified in Section 5(b) below with respect to such Selling Stockholder):

(a)           The Company will (A) prepare and timely file with the Commission under Rule 424(b) under the 1933 Act a Prospectus in a form approved by the Underwriter containing information previously omitted at the time of effectiveness of the Registration Statement in reliance on Rules 430A, 430B or 430C under the 1933 Act, (B) not file any amendment to the Registration Statement or distribute an amendment or supplement to the General Disclosure Package or the Prospectus of which the Underwriter shall not previously have been advised and furnished with a copy or to which the Underwriter shall have reasonably objected in writing or which is not in compliance with the 1933 Act Regulations and (C) file on a timely basis all reports and any definitive proxy or information statements required to be filed by the Company with the Commission subsequent to the date of the Prospectus and prior to the termination of the offering of the Shares by the Underwriter.

(b)           The Company will (A) not make any offer relating to the Shares that would constitute an Issuer Free Writing Prospectus or that would otherwise constitute a “free writing prospectus” (as defined in Rule 405 under the 1933 Act) required to be filed by the Company with the Commission under Rule 433 under the 1933 Act unless the Underwriter approves its use in writing prior to first use (each, a “Permitted Free Writing Prospectus”); provided that the prior written consent of the Underwriter hereto shall be deemed to have been given in respect of the Issuer Free Writing Prospectus(es) included on Schedule III hereto, (B) treat each Permitted Free Writing Prospectus as an Issuer Free Writing Prospectus, (C) comply with the requirements of Rules 164 and 433 under the 1933 Act applicable to any Issuer Free Writing Prospectus, including the requirements relating to timely filing with the Commission, legending and record keeping and (D) not take any action that would result in an Underwriter or the Company being required to file with the Commission pursuant to Rule 433(d) under the 1933 Act a free writing prospectus prepared by or on behalf of the Underwriter that the Underwriter otherwise would not have been required to file thereunder.  The Company will satisfy the conditions in Rule 433 under the 1933 Act to avoid a requirement to file with the Commission any electronic road show.

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(c)           The Company will promptly notify the Underwriter if the Company ceases to be an Emerging Growth Company at any time prior to the later of (A) completion of the distribution of the Shares within the meaning of the 1933 Act and (B) completion of the 45-day restricted period referred to in Section 5(k) hereof.

(d)           The Company will comply with the requirements of Rule 430B, and will advise the Underwriter promptly (A) when the Registration Statement or any post-effective amendment thereto shall have become effective, (B) of receipt of any comments from the Commission, (C) when any supplement to the Prospectus, any Issuer Free Writing Prospectus, any Written Testing-the-Waters Communication or any amendment to the Prospectus has been filed, (D) of any request of the Commission for amendment of the Registration Statement or for supplement to the General Disclosure Package or the Prospectus or for any additional information, including, but not limited to, any request for information concerning any Written Testing-the-Waters Communication, (E) of the issuance by the Commission of any stop order suspending the effectiveness of the Registration Statement or any order preventing or suspending the use of any Preliminary Prospectus, any Issuer Free Writing Prospectus, the Prospectus or any Written Testing-the-Waters Communication, or of the institution of any proceedings for that purpose or pursuant to Section 8A of the 1933 Act, (F) of the occurrence of any event or development within the Prospectus Delivery Period (as defined below) as a result of which the Prospectus, the General Disclosure Package, any Issuer Free Writing Prospectus or any Written Testing-the-Waters Communication as then amended or supplemented would include any untrue statement of a material fact or omit to state a material fact necessary in order to make the statements therein, in the light of the circumstances existing when the Prospectus, the General Disclosure Package, any such Issuer Free Writing Prospectus or any Written Testing-the-Waters Communication is delivered to a purchaser, not misleading, and (G) of the receipt by the Company of any notice with respect to any suspension of the qualification of the Shares for offer and sale in any jurisdiction or the initiation or, to the actual knowledge of the Company, threatening of any proceeding for such purpose.  The Company will use its best efforts to prevent the issuance of any order referred to in clause (E) or (G) of this paragraph and to obtain as soon as possible the lifting thereof, if issued.

(e)           The Company will cooperate with the Underwriter in endeavoring to qualify the Shares for sale under the securities laws of such jurisdictions as the Underwriter may reasonably have designated in writing and will make such applications, file such documents, and furnish such information as may be reasonably required for that purpose; provided that the Company shall not be required to (x) qualify as a foreign corporation, (y) file a general consent to service of process in any jurisdiction where it is not now so qualified or required to file such a consent, or (z) subject itself to taxation in any such jurisdiction if it is not otherwise so subject.  The Company will, from time to time, prepare and file such statements, reports, and other documents, as are or may be required to continue such qualifications in effect for so long a period as the Underwriter may reasonably request for distribution of the Shares.

(f)            The Company will deliver to, or upon the order of, the Underwriter, from time to time, as many copies of any Preliminary Prospectus as the Underwriter may reasonably request.  The Company will deliver to, or upon the order of, the Underwriter, from time to time, as many copies of any Issuer Free Writing Prospectus as the Underwriter may reasonably request.  The Company will deliver to, or upon the order of, the Underwriter during the period

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when delivery of a Prospectus (or, in lieu thereof, the notice referred to under Rule 173(a) under the 1933 Act) (the “Prospectus Delivery Period”) is required under the 1933 Act, as many copies of the Prospectus in final form, or as thereafter amended or supplemented, as the Underwriter may reasonably request.  The Company will deliver to the Underwriter at or before the Closing Date, four signed copies of the Registration Statement and all amendments thereto including all exhibits filed therewith, and will deliver to the Underwriter such number of copies of the Registration Statement (including such number of copies of the exhibits filed therewith that may reasonably be requested), and of all amendments thereto, as the Underwriter may reasonably request.

(g)           The Company will comply with the 1933 Act and the 1933 Act Regulations, and the Exchange Act, and the rules and regulations of the Commission thereunder, so as to permit the completion of the distribution of the Shares as contemplated in this Agreement and the Prospectus.  If during the period in which a prospectus (or, in lieu thereof, the notice referred to under Rule 173(a) under the 1933 Act) is required by law to be delivered by the Underwriter or any dealer, any event or development shall occur as a result of which, in the judgment of the Company or in the reasonable opinion of the Underwriter, it becomes necessary to amend or supplement the Prospectus in order to make the statements therein, in the light of the circumstances existing at the time the Prospectus is delivered to a purchaser, not misleading, or, if it is necessary at any time to amend or supplement the Prospectus to comply with any law, the Company promptly will prepare and file with the Commission an appropriate amendment to the Registration Statement or supplement to the Prospectus so that the Prospectus as so amended or supplemented will not, in the light of the circumstances when it is so delivered, be misleading, or so that the Prospectus will comply with the law.

(h)           If the General Disclosure Package is being used to solicit offers to buy the Shares at a time when the Prospectus is not yet available to prospective purchasers and any event or development shall occur or condition shall exist as a result of which, in the judgment of the Company or in the reasonable opinion of the Underwriter, it becomes necessary to amend or supplement the General Disclosure Package in order to make the statements therein, in the light of the circumstances, not misleading, or to make the statements therein not conflict with the information contained in the Registration Statement then on file, or if it is necessary at any time to amend or supplement the General Disclosure Package to comply with any law, the Company promptly will prepare, file with the Commission (if required) and furnish to the Underwriter and any dealers an appropriate amendment or supplement to the General Disclosure Package so that the General Disclosure Package as so amended or supplemented will not, in the light of the circumstances, be misleading or conflict with the Registration Statement then on file, or so that the General Disclosure Package will comply with law.

(i)            The Company will make generally available to its security holders, as soon as it is practicable to do so, but in any event not later than 15 months after the effective date of the Registration Statement, an earnings statement (which need not be audited) in reasonable detail, covering a period of at least 12 consecutive months beginning after the effective date of the Registration Statement, which earnings statement shall satisfy the requirements of Section 11(a) of the 1933 Act and Rule 158 under the 1933 Act and will advise you in writing when such statement has been so made available.

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(j)            Prior to the Closing Date, the Company will furnish to the Underwriter, as soon as they have been prepared by or are available to the Company, a copy of any unaudited interim financial statements of the Company for any period subsequent to the period covered by the most recent financial statements appearing in the Registration Statement, the General Disclosure Package and the Prospectus.

(k)           No offering, pledge, sale, contract to sell, short sale or other disposition of any shares of Class A Common Stock of the Company or other securities convertible into or exchangeable or exercisable for shares of  Class A Common Stock  (including shares of Class B Common Stock and outstanding units of partnership interest in Ladder Capital Finance Holdings LLLP, a Delaware limited partnership (the “OP Units”)) or derivative of Class A Common Stock  (or agreement for such) will be made for a period of 45 days after the date of the Prospectus, directly or indirectly, by the Company otherwise than hereunder or with the prior written consent of the Underwriter; provided that, the foregoing restrictions shall not apply to shares or other securities issuable pursuant to equity incentive plans, employee benefit plans, qualified stock options plans or other employee compensation plans existing on the date hereof, as described in the Registration Statement, the General Disclosure Package and the Prospectus, provided that each recipient of such securities is subject to the restrictions in Exhibit A hereto or the terms of such securities or the plans pursuant to which they have been issued do not permit them to be sold by the holder thereof within for a period of 45 days after the date of the Prospectus.

(l)            The Company will use its reasonable best efforts to maintain the listing of the Shares on the New York Stock Exchange and to list any Shares that have not been so listed.

(m)          The Company has caused each of the persons listed in Schedule IV hereto to execute and deliver to you, on or prior to the date of this agreement, a letter or letters, substantially in the form attached hereto as Exhibit A, respectively (the “Lock-Up Agreement”).

(n)           The Company will use reasonable efforts to maintain a transfer agent and, if necessary under the jurisdiction of incorporation of the Company, a registrar for the Common Stock.

(o)           The Company will not take, directly or indirectly, any action designed to cause or result in, or that has constituted or might reasonably be expected to constitute, the stabilization or manipulation of the price of any securities of the Company.

(p)           The Company intends to meet the requirements for qualification and taxation as a REIT under the Code for its taxable year ending December 31, 2017, and the Company intends to continue to qualify for taxation as a REIT under the Code unless the Company’s board of directors determines that it is no longer in the best interests of the Company and its stockholders to be so qualified.

5A.          COVENANTS OF THE SELLING STOCKHOLDERS.

Each of the Selling Stockholders, severally and not jointly, covenants and agrees with the Underwriter that such Selling Stockholder will (A) not make any offer relating to the Shares that would constitute an Issuer Free Writing Prospectus or that would otherwise constitute a “free writing prospectus” (as defined in Rule 405 under the 1933 Act) required to be filed by the

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Company with the Commission under Rule 433 under the 1933 Act unless it is a Permitted Free Writing Prospectus; provided that the prior written consent of the Underwriter hereto shall be deemed to have been given in respect of the Issuer Free Writing Prospectus(es) included on Schedule III hereto, (B)  treat each Permitted Free Writing Prospectus as an Issuer Free Writing Prospectus, (C) comply with the requirements of Rules 164 and 433 under the 1933 Act applicable to any Issuer Free Writing Prospectus, including the requirements relating to timely filing with the Commission, legending and record keeping and (D) not take any action that would result in the Underwriter, the Company or the Selling Stockholders being required to file with the Commission pursuant to Rule 433(d) under the 1933 Act a free writing prospectus prepared by or on behalf of the Underwriter or the Selling Stockholders that the Underwriter or the Selling Stockholders, respectively, otherwise would not have been required to file thereunder.  The Selling Stockholder will satisfy the conditions in Rule 433 under the 1933 Act to avoid a requirement to file with the Commission any electronic road show.

6.             COSTS AND EXPENSES.

(a)           The Company will pay all costs, expenses and fees incident to the performance of the obligations of the Company under this Agreement, including, without limiting the generality of the foregoing, the following: (i) accounting fees of the Company; (ii) the fees and disbursements of counsel for the Company; (iii) [RESERVED]; (iv) except as otherwise may be agreed, any roadshow expenses; (v) the cost of printing and delivering to, or as requested by, the Underwriter copies of the Registration Statement, Preliminary Prospectuses, the Issuer Free Writing Prospectuses, the Prospectus, this Agreement, the listing application, any Blue Sky survey, in each case, any supplements or amendments thereto; (vi) the filing fees of the Commission; (vii) the filing fees and expenses (including legal fees and disbursements) incident to securing any required review by FINRA of the terms of the sale of the Shares up to an amount not to exceed $10,000; (viii) all expenses and application fees related to the listing of the Shares on of the New York Stock Exchange; (ix) the cost of printing certificates, if any, representing the Shares; (x) the costs and charges of any transfer agent, registrar or depositary; (xi) the costs and expenses (including, without limitation, any damages or other amounts payable in connection with legal or contractual liability) associated with the reforming of any contracts for sale of the Shares made by the Underwriter caused by a breach of the representation in Section 1(b) hereof); (xii) the expenses, including the fees and disbursements of counsel for the Underwriter, incurred in connection with the qualification of the Shares under foreign or state securities or Blue Sky laws and the preparation, printing and distribution of a Blue Sky memorandum (including the related fees and expenses of counsel for the Underwriter); and (xiii) the reasonable fees and disbursements of one counsel chosen by the Selling Stockholders. The Company shall not, however, be required to pay for any of the Underwriter’s expenses (other than those related to qualification under FINRA regulation and state securities or Blue Sky laws) except that, if this Agreement shall not be consummated because the conditions in Section 7 hereof are not satisfied, or because this Agreement is terminated by the Underwriter pursuant to Section 11 hereof, or by reason of any failure, refusal or inability on the part of the Company or the Selling Stockholders to perform any undertaking or satisfy any condition of this Agreement or to comply with any of the terms hereof on its part to be performed, unless such failure, refusal or inability is due primarily to the default or omission of the Underwriter, the Company shall reimburse the Underwriter for reasonable out-of-pocket and documented expenses, including fees and disbursements of counsel, reasonably incurred in connection with investigating, marketing and

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proposing to market the Shares or in contemplation of performing its obligations hereunder; but the Company shall not in any event be liable to the Underwriter for damages on account of loss of anticipated profits from the sale by it of the Shares.

(b)           The Selling Stockholders, jointly and severally, will pay all expenses incident to the performance of their respective obligations under, and the consummation of the transactions contemplated by, this Agreement, including (i) any stamp and other duties and stock and other transfer taxes, if any, payable upon the sale of the Shares to the Underwriter and (ii) except as set forth in clause (xiii) of Section 6(a) hereof, the fees and disbursements of their respective counsel and other advisors; provided, however, that the provisions of this Section 6(b) shall not affect any agreement that the Company and the Selling Stockholders may make for the sharing of such costs and expenses.

7.             CONDITIONS OF OBLIGATIONS OF THE UNDERWRITER.

The obligations of the Underwriter to purchase the Shares on the Closing Date are subject to the accuracy, as of the Applicable Time or the Closing Date, as the case may be, of the representations and warranties of the Company and the Selling Stockholders contained herein, and to the performance by the Company and the Selling Stockholders of their covenants and obligations hereunder and to the following additional conditions:

(a)           The Registration Statement and all post-effective amendments thereto shall have become effective and the Prospectus and each Issuer Free Writing Prospectus required shall have been filed as required by Rules 424, 430A, 430B, 430C or 433 under the 1933 Act, as applicable, within the time period prescribed by, and in compliance with, the 1933 Act Regulations, and any request of the Commission for additional information (to be included in the Registration Statement or otherwise) shall have been disclosed to the Underwriter and complied with to its reasonable satisfaction.  No stop order suspending the effectiveness of the Registration Statement, as amended from time to time, shall have been issued and no proceedings for that purpose or pursuant to Section 8A under the 1933 Act shall have been taken or, to the actual knowledge of the Company, shall be contemplated or threatened by the Commission and no injunction, restraining order or order of any nature by a federal or state court of competent jurisdiction shall have been issued as of the Closing Date which would prevent the issuance of the Shares.

(b)           The Underwriter shall have received on the Closing Date the opinion of Kirkland & Ellis LLP, counsel for the Company, dated the Closing Date, addressed to the Underwriter, in form and substance reasonably satisfactory to the Underwriter.

(c)           The Underwriter shall have received on the Closing Date a tax opinion of Skadden, Arps, Slate, Meagher & Flom LLP, tax counsel for the Company, in form and substance reasonably satisfactory to the Underwriter.

(d)           The Underwriter shall have received on the Closing Date the opinions of counsel for certain Selling Stockholders, dated the Closing Date, addressed to the Underwriter, in form and substance reasonably satisfactory to the Underwriter.

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(e)           The Underwriter shall have received from Skadden, Arps, Slate, Meagher & Flom LLP, counsel for the Underwriter, an opinion and 10b-5 statement, dated the Closing Date, with respect to such matters as the Underwriter may reasonably request, and such counsel shall have received such documents and information as they may reasonably request to enable them to pass upon such matters.

(f)            The Underwriter shall have received, on each of the date hereof and the Closing Date, a letter dated the date hereof or the Closing Date, as the case may be, in form and substance satisfactory to the Underwriter, of PricewaterhouseCoopers LLP, confirming that such firm is an independent registered public accounting firm with respect to the Company and its subsidiaries within the meaning of the 1933 Act and the applicable 1933 Act Regulations and the PCAOB, and stating that, in their opinion, the financial statements and schedules examined by them and included in the Registration Statement, the General Disclosure Package and the Prospectus comply in form in all material respects with the applicable accounting requirements of the 1933 Act and the related 1933 Act Regulations; and containing such other statements and information as is ordinarily included in accountants’ “comfort letters” to underwriters with respect to the financial statements and certain financial and statistical information contained in the Registration Statement, the General Disclosure Package and the Prospectus.

(g)           The Underwriter shall have received on the Closing Date a certificate of an executive officer of the Company to the effect that, as of the Closing Date, he or she represents as follows:

(i)            The Registration Statement has become effective under the 1933 Act and no stop order suspending the effectiveness of the Registration Statement or no order preventing or suspending the use of any Preliminary Prospectus, any Issuer Free Writing Prospectus or the Prospectus has been issued, and no proceedings for such purpose or pursuant to Section 8A of the 1933 Act have been taken or are, to his or her actual knowledge, contemplated or threatened by the Commission;

(ii)           The representations and warranties of the Company contained in Section 1 hereof are true and correct in all material respects as of the Closing Date (except for such representations and warranties that are qualified by their terms as to materiality or Material Adverse Effect, which representations and warranties as so qualified shall be true in all respects);

(iii)          All filings required to have been made pursuant to Rules 424, 430A, 430B or 430C under the 1933 Act have been made as and when required by such rules;

(iv)          He or she has reviewed the General Disclosure Package and any individual Limited Use Free Writing Prospectus and, in his or her opinion, as of the Applicable Time, the statements contained in the General Disclosure Package and any individual Limited Use Free Writing Prospectus did not contain any untrue statement of a material fact, and such General Disclosure Package and any individual Limited Use Free Writing Prospectus, when considered together with the General Disclosure Package, did not omit to state a material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading;

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(v)           He or she has reviewed the Registration Statement and, in his or her opinion, as of the effective date of the Registration Statement, the Registration Statement and any amendments thereto did not contain any untrue statement of a material fact and did not omit to state a material fact necessary in order to make the statements therein not misleading, and since the effective date of the Registration Statement, no event has occurred which should have been set forth in a supplement to or an amendment of the Prospectus which has not been so set forth in such supplement or amendment;

(vi)          He or she has reviewed the Prospectus and, in his or her opinion, as of its date and the Closing Date, the Prospectus and any amendments and supplements thereto did not contain any untrue statement of a material fact and did not omit to state a material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading; and

(vii)         Since the respective dates as of which information is given in the Registration Statement, the General Disclosure Package and Prospectus, there has not been any material adverse change or any development involving a prospective material adverse change in or affecting the earnings, business, properties, assets, operations, condition (financial or otherwise) or prospects of the Company and its subsidiaries taken as a whole.

(h)           The Underwriter shall have received on the Closing Date a certificate of each Selling Stockholder who has not delivered a Power of Attorney and from an Attorney-in-Fact on behalf of each other Selling Stockholder to the effect that (i) the representations and warranties of each such Selling Stockholder in this Agreement are true and correct with the same force and effect as though expressly made at and as of the Closing Date, and (ii) each such Selling Stockholder has complied with all agreements and all conditions on its part to be performed under this Agreement at or prior to the Closing Date.

(i)            The Company shall have furnished to the Underwriter such further certificates and documents confirming the representations and warranties, covenants and conditions contained herein and related matters as the Underwriter may reasonably have requested.

(j)            The Shares have been duly listed, subject to notice of issuance, on the New York Stock Exchange.

(k)           The Lock-Up Agreements described in Section 5(m) hereof are in full force and effect.

(l)            No action shall have been taken and no statute, rule, regulation or order shall have been enacted, adopted or issued by any federal, state or foreign governmental or regulatory authority that would, as of the Closing Date prevent the sale of the Shares by the Selling Stockholders; and no injunction or order of any federal, state or foreign court shall have been issued that would, as of the Closing Date, prevent the sale of the Shares by the Selling Stockholders.

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The opinions and certificates mentioned in this Agreement shall be deemed to be in compliance with the provisions hereof only if they are in all material respects reasonably satisfactory to the Underwriter.

If any of the conditions hereinabove provided for in this Section 7 shall not have been fulfilled when and as required by this Agreement to be fulfilled, the obligations of the Underwriter hereunder may be terminated by the Underwriter by notifying the Company and the Selling Stockholders of such termination in writing or by telegram at or prior to the Closing Date.

In such event, the Company, the Selling Stockholders and the Underwriter shall not be under any obligation to each other (except to the extent provided in Sections 6 and 8 hereof).

8.             INDEMNIFICATION.

(a)           The Company agrees:

(i)            to indemnify and hold harmless the Underwriter, the directors, officers, employees, affiliates (as such term is defined in Rule 501(b) under the 1933 Act (each, an “Affiliate”)) and agents of the Underwriter and each person, if any, who controls the Underwriter within the meaning of either Section 15 of the 1933 Act or Section 20 of the Exchange Act, against any losses, claims, damages or liabilities to which such Underwriter or any such controlling person may become subject under the 1933 Act or otherwise, insofar as such losses, claims, damages or liabilities (or actions or proceedings in respect thereof) arise out of or are based upon (i) any untrue statement or alleged untrue statement of any material fact contained in the Registration Statement, any Preliminary Prospectus, any Issuer Free Writing Prospectus, any Written Testing-the-Waters Communication, the Prospectus or any amendment or supplement thereto, (ii) with respect to the Registration Statement or any amendment or supplement thereto, the omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading or (iii) with respect to any Preliminary Prospectus, any Issuer Free Writing Prospectus, any Written Testing-the-Waters Communication, the Prospectus or any amendment or supplement thereto, the omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading in the light of the circumstances under which they were made; provided, however, that the Company will not be liable in any such case to the extent that any such loss, claim, damage or liability arises out of or is based upon an untrue statement or alleged untrue statement, or omission or alleged omission made in the Registration Statement, any Preliminary Prospectus, any Issuer Free Writing Prospectus, the Prospectus, or such amendment or supplement, in reliance upon and in conformity with written information furnished to the Company by the Underwriter specifically for use therein, it being understood and agreed that  the only such information furnished by the Underwriter consists of the information described as such in Section 13 hereof; and

(ii)           to reimburse the Underwriter, the Underwriter’s directors, officers, employees, affiliates and agents and each such controlling person upon demand for any legal or other out-of-pocket and documented expenses reasonably incurred by the Underwriter or such controlling person in connection with investigating or defending any such loss, claim, damage or

24

liability, action or proceeding or in responding to a subpoena or governmental inquiry related to the offering of the Shares, whether or not the Underwriter or controlling person is a party to any action or proceeding.  In the event that it is finally judicially determined that the Underwriter was not entitled to receive payments for legal and other expenses pursuant to this subparagraph, the Underwriter will promptly return all sums that had been advanced pursuant hereto.

(b)           Each Selling Stockholder, severally and not jointly, agrees to indemnify and hold harmless the Underwriter, its affiliates and selling agents and each person, if any, who controls the Underwriter within the meaning of Section 15 of the 1933 Act or Section 20 for the 1934 Act to the extent and in the manner set forth in clause (a) above; provided that each Selling Stockholder shall be liable only to the extent that such untrue statement or alleged untrue statement or omission or alleged omission has been made in the Registration Statement, any preliminary prospectus, the General Disclosure Package, the Prospectus (or any amendment or supplement thereto) or any Issuer Free Writing Prospectus in reliance upon and in conformity with the Selling Stockholder Information provided by such Selling Stockholder; provided, further, that the liability under this subsection of each Selling Stockholder shall be limited to an amount equal to the aggregate net proceeds after underwriting commissions and discounts, but before expenses, to such Selling Stockholder from the sale of Shares sold by such Selling Stockholder hereunder.

(c)           The Underwriter will indemnify and hold harmless the Company, each of the Company’s directors, each of the Company’s officers who has signed the Registration Statement, and each person, if any, who controls the Company within the meaning of the 1933 Act, and each Selling Stockholder and each person, if any, who controls any Selling Stockholder within the meaning of the 1933 Act, against any losses, claims, damages or liabilities to which the Company, the Selling Stockholders or any such director, officer, or controlling person may become subject under the 1933 Act or otherwise, insofar as such losses, claims, damages or liabilities (or actions or proceedings in respect thereof) arise out of or are based upon (i)  any untrue statement or alleged untrue statement of any material fact contained in the Registration Statement, any Preliminary Prospectus, any Issuer Free Writing Prospectus, the Prospectus or any amendment or supplement thereto, (ii) with respect to the Registration Statement or any amendment or supplement thereto, the omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading or (iii) with respect to any Preliminary Prospectus, any Issuer Free Writing Prospectus, the Prospectus or any amendment or supplement thereto, the omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading in the light of the circumstances under which they were made; and will reimburse any legal or other expenses reasonably incurred by the Company, the Selling Stockholders or any such director, officer, or controlling person in connection with investigating or defending any such loss, claim, damage, liability, action or proceeding; provided, however, that the Underwriter will be liable in each case to the extent, but only to the extent, that such untrue statement or alleged untrue statement or omission or alleged omission has been made in the Registration Statement, any Preliminary Prospectus, any Issuer Free Writing Prospectus, the Prospectus or such amendment or supplement, in reliance upon and in conformity with written information furnished to the Company by the Underwriter specifically for use therein, it being understood and agreed that the only such information furnished by the Underwriter consists of the

25

information described as such in Section 13 hereof.  This indemnity agreement will be in addition to any liability which the Underwriter may otherwise have.

(d)           In case any proceeding (including any governmental investigation) shall be instituted involving any person in respect of which indemnity may be sought pursuant to this Section 8, such person (the “indemnified party”) shall promptly notify the person against whom such indemnity may be sought (the “indemnifying party”) in writing. No indemnification provided for in  Section 8(a), (b) or (c) hereof shall be available to any party who shall fail to give notice as provided in this Section 8(d) if the party to whom notice was not given was unaware of the proceeding to which such notice would have related and was materially prejudiced by the failure to give such notice, but the failure to give such notice shall not relieve the indemnifying party or parties from any liability which it or they may have to the indemnified party for contribution or otherwise than on account of the provisions of  Section 8(a), (b) or (c) hereof.  In case any such proceeding shall be brought against any indemnified party and it shall notify the indemnifying party of the commencement thereof, the indemnifying party shall be entitled to participate therein and, to the extent that it shall wish, jointly with any other indemnifying party similarly notified, to assume the defense thereof, with counsel satisfactory to such indemnified party and shall pay as incurred the fees and disbursements of such counsel related to such proceeding.  In any such proceeding, any indemnified party shall have the right to retain its own counsel at its own expense.  Notwithstanding the foregoing, the indemnifying party shall pay as incurred (or within 30 days of presentation) the fees and expenses of the counsel retained by the indemnified party in the event (i) the indemnifying party and the indemnified party shall have mutually agreed to the retention of such counsel, (ii) the named parties to any such proceeding (including any impleaded parties) include both the indemnifying party and the indemnified party and representation of both parties by the same counsel would be inappropriate due to actual or potential differing interests between them or (iii) the indemnifying party shall have failed to assume the defense and employ counsel acceptable to the indemnified party within a reasonable period of time after notice of commencement of the action.  It is understood that the indemnifying party shall not, in connection with any proceeding or related proceedings in the same jurisdiction, be liable for the reasonable fees or expenses of more than one separate firm for all such indemnified parties (in addition to any local counsel).  Such firm shall be designated in writing by you in the case of parties indemnified pursuant to Section 8(a) and (b) hereof and by the Company in the case of parties indemnified pursuant to Section 8(c) hereof.  The indemnifying party shall not be liable for any settlement of any proceeding effected without its written consent but if settled with such consent or if there be a final judgment for the plaintiff, the indemnifying party agrees to indemnify the indemnified party from and against any loss or liability by reason of such settlement or judgment.  In addition, the indemnifying party will not, without the prior written consent of the indemnified party, settle or compromise or consent to the entry of any judgment in any pending or threatened claim, action or proceeding of which indemnification may be sought hereunder (whether or not any indemnified party is an actual or potential party to such claim, action or proceeding) unless such settlement, compromise or consent (i) includes an unconditional release of each indemnified party from all liability arising out of such claim, action or proceeding and (ii) does not include a statement as to or an admission of fault, culpability or a failure to act by or on behalf of any indemnified party.

(e)           To the extent the indemnification provided for in this Section 8 is unavailable to or insufficient to hold harmless an indemnified party under Section 8(a), (b) or (c)

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hereof in respect of any losses, claims, damages or liabilities (or actions or proceedings in respect thereof) referred to therein, then each indemnifying party shall contribute to the amount paid or payable by such indemnified party as a result of such losses, claims, damages or liabilities (or actions or proceedings in respect thereof) in such proportion as is appropriate to reflect the relative benefits received by (i) the Company, (ii) the Selling Stockholders, and (iii) the Underwriter, from the offering of the Shares.  If, however, the allocation provided by the immediately preceding sentence is not permitted by applicable law then each indemnifying party shall contribute to such amount paid or payable by such indemnified party in such proportion as is appropriate to reflect not only such relative benefits but also the relative fault of the Company and the Selling Stockholders, on the one hand, and the Underwriter, on the other, in connection with the statements or omissions which resulted in such losses, claims, damages or liabilities (or actions or proceedings in respect thereof), as well as any other relevant equitable considerations.  The relative benefits received by the Company and the Selling Stockholders, on the one hand, and the Underwriter, on the other, shall be deemed to be in the same proportion as the net proceeds from the offering (before deducting expenses) received by the Company and the Selling Stockholders, respectively, bear to the total underwriting discounts and commissions received by the Underwriter, in each case as set forth in the table on the cover page of the Prospectus.  The relative fault shall be determined by reference to, among other things, whether the untrue or alleged untrue statement of a material fact or the omission or alleged omission to state a material fact relates to information supplied by the Company and the Selling Stockholders, on the one hand, or the Underwriter, on the other, and the parties’ relative intent, knowledge, access to information and opportunity to correct or prevent such statement or omission.

The Company, the Selling Stockholders and the Underwriter agree that it would not be just and equitable if contributions pursuant to this Section 8(e) were determined by pro rata allocation or by any other method of allocation which does not take account of the equitable considerations referred to above in this Section 8(e).  The amount paid or payable by an indemnified party as a result of the losses, claims, damages or liabilities (or actions or proceedings in respect thereof) referred to above in this Section 8(e) shall be deemed to include any legal or other expenses reasonably incurred by such indemnified party in connection with investigating or defending any such action or claim.  Notwithstanding the provisions of this Section 8(e), (i) the Underwriter shall not be required to contribute any amount in excess of the underwriting discounts and commissions applicable to the Shares purchased by the Underwriter and (ii) no person guilty of fraudulent misrepresentation (within the meaning of Section 11(f) of the 1933 Act) shall be entitled to contribution from any person who was not guilty of such fraudulent misrepresentation.

(f)            In any proceeding relating to the Registration Statement, any Preliminary Prospectus, any Issuer Free Writing Prospectus, any Written Testing-the-Waters Communication, the Prospectus or any supplement or amendment thereto, each party against whom contribution may be sought under this Section 8 hereby consents to the exclusive jurisdiction of (i) the federal courts of the United States of America located in the City and County of New York, Borough of Manhattan and (ii) the courts of the State of New York located in the City and County of New York, Borough of Manhattan, agrees that process issuing from such courts may be served upon it by any other contributing party and consents to the service of such process and agrees that any other contributing party may join it as an additional defendant in any such proceeding in which such other contributing party is a party.

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(g)                                  Any losses, claims, damages, liabilities or expenses for which an indemnified party is entitled to indemnification or contribution under this Section 8 shall be paid by the indemnifying party to the indemnified party as such losses, claims, damages, liabilities or expenses are incurred.  The indemnity and contribution agreements contained in this Section 8 and the representations and warranties of the Company and the Selling Stockholders set forth in this Agreement shall remain operative and in full force and effect, regardless of (i) any investigation made by or on behalf of the Underwriter, its directors, officers, employees, affiliates and agents or any person controlling the Underwriter, the Company, its directors or officers or any persons controlling the Company, the Selling Stockholders, their directors or officers or any persons controlling the Selling Stockholders (ii) acceptance of any Shares and payment therefor hereunder, and (iii) any termination of this Agreement.  A successor to the Underwriter, its directors, officers, employees, affiliates and agents or any person controlling the Underwriter, or to the Company, its directors or officers, or any person controlling the Company or to the Selling Stockholders, their directors or officers, or any person controlling the Selling Stockholders, shall be entitled to the benefits of the indemnity, contribution and reimbursement agreements contained in this Section 8.

9.                                      [RESERVED].

10.                               NOTICES.

All communications hereunder shall be in writing and, except as otherwise provided herein, will be mailed, emailed, delivered or faxed (as applicable) and confirmed as follows: if to the Underwriter, to UBS Securities LLC, 1285 Avenue of the Americas, New York, NY 10019, Attention: Equity Syndicate, fax: (212) 821-2693 and Skadden, Arps, Slate, Meagher & Flom LLP, Four Times Square, New York, New York 10036, Attention: David J. Goldschmidt, email: david.goldschmidt@skadden.com, fax: (917) 777-3574; if to the Company, to Ladder Capital Corp, 345 Park Avenue, 8th Floor, Attention: Kelly Porcella, email: kelly.porcella@laddercapital.com, fax: (212) 715-3199, with a copy to Marc Fox, Chief Financial Officer, Ladder Capital Corp., 345 Park Avenue, 8th Floor, fax: (212) 715-3199 and Kirkland & Ellis LLP, 601 Lexington Avenue, New York, New York 10022, Attention: Joshua N. Korff, email: jkorff@kirkland.com, fax: (212) 446-4900 and if to the Selling Stockholders, to the addresses or email addresses listed on Schedule I.

11.                               TERMINATION.

This Agreement may be terminated by you by notice to the Company and the Selling Stockholders (a) at any time prior to the Closing Date if any of the following has occurred: (i) since the respective dates as of which information is given in the Registration Statement, the General Disclosure Package and the Prospectus, any material adverse change or any development involving a prospective material adverse change in or affecting the earnings, business, properties, assets, operations, condition (financial or otherwise) or prospects of the Company and its subsidiaries taken as a whole; (ii) any outbreak or escalation of hostilities or declaration of war or national emergency or other national or international calamity or crisis (including, without limitation, an act of terrorism) or change in economic or political conditions if the effect of such outbreak, escalation, declaration, emergency, calamity, crisis or change on the financial markets of the United States would, in your judgment, materially impair the

28

investment quality of the Shares; (iii) suspension or material limitation of trading in securities generally on the New York Stock Exchange or the NASDAQ Stock Market or limitation on prices (other than limitations on hours or numbers of days of trading) for securities on any such exchange; (iv) the enactment, publication, decree or other promulgation of any statute, regulation, rule or order of any court or other governmental authority which in your opinion materially and adversely affects or may materially and adversely affect the business or operations of the Company; (v) the declaration of a banking moratorium by the United States or New York State authorities; (vi) any downgrading, or placement on any watch list for possible downgrading, in the rating of any of the Company’s debt securities or preferred stock by any “nationally recognized statistical rating organization” (within the meaning of Section 3(a)(62) under the Exchange Act) or any public announcement by such organization that it has under surveillance or review, or has changed its outlook with respect to, its rating of any such debt securities or preferred stock (other than an announcement with positive implications of a possible upgrading); (vii) the suspension of trading of the Company’s common stock by the New York Stock Exchange, the Commission or any other governmental authority; or (viii) the taking of any action by any governmental body or agency in respect of its monetary or fiscal affairs which in your opinion has a material adverse effect on the securities markets in the United States; or

(b)                                 as provided in Section 7 of this Agreement.

12.                               SUCCESSORS.

This Agreement has been and is made solely for the benefit of the parties hereto and their respective successors, executors, administrators, heirs and assigns, and the officers, directors and controlling persons referred to herein, and no other person will have any right or obligation hereunder.  No purchaser of any of the Shares from the Underwriter shall be deemed a successor or assign merely because of such purchase.

13.                               INFORMATION PROVIDED BY UNDERWRITER.

The parties acknowledge and agree that the only information furnished or to be furnished by the Underwriter to the Company and the Selling Stockholders for inclusion in the Registration Statement, any Preliminary Prospectus, any Issuer Free Writing Prospectus, or the Prospectus consists of the information set forth in the fourth paragraph and the first two sentences of the ninth paragraph under the caption “Underwriting” in the Prospectus.

14.                               MISCELLANEOUS.

The reimbursement, indemnification and contribution agreements contained in this Agreement and the representations, warranties and covenants in this Agreement shall remain in full force and effect regardless of (a) any termination of this Agreement, (b) any investigation made by or on behalf of the Underwriter or controlling person thereof, or by or on behalf of the Company or its directors or officers, or by or on behalf of the Selling Stockholders or their respective directors or officers and (c) delivery of and payment for the Shares under this Agreement.

The parties acknowledge and agree that the Underwriter in providing investment banking services to the Company in connection with the offering, including in acting pursuant to the

29

terms of this Agreement, has acted and is acting as an independent contractor and not as a fiduciary and the Company does not intend the Underwriter to act in any capacity other than as an independent contractor, including as a fiduciary or in any other position of higher trust.  Additionally, the Underwriter is not advising the Company or any other person as to any legal, tax, investment, accounting or regulatory matters in any jurisdiction.  The Company shall consult with its own advisors concerning such matters and shall be responsible for making its own independent investigation and appraisal of the transactions contemplated hereby, and the Underwriter shall have no responsibility or liability to the Company with respect thereto.  Any review by the Underwriter of the Company, the transactions contemplated hereby or other matters relating to such transactions will be performed solely for the benefit of the Underwriter and shall not be on behalf of the Company.

This Agreement may be executed in two or more counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument.

This Agreement shall be governed by, and construed in accordance with, the law of the State of New York, including, without limitation, Section 5-1401 of the New York General Obligations Law.

The Underwriter, on the one hand, and the Company (on its own behalf and, to the extent permitted by law, on behalf of its stockholders) or the Selling Stockholders, on the other hand, waive any right to trial by jury in any action, claim, suit or proceeding with respect to your engagement as underwriter or your role in connection herewith.

If the foregoing is in accordance with your understanding of our agreement, please sign and return to us the enclosed duplicates hereof, whereupon it will become a binding agreement among the Company, the Selling Stockholders and the Underwriter in accordance with its terms.

[Signature Pages Follow]

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Very truly yours,

LADDER CAPITAL CORP

By:	/s/ Pamela McCormack
Name:	Pamela McCormack
Title:	Chief Operating Officer

[Signature Page to Underwriting Agreement]

GI PARTNERS FUND III-A, L.P.

By: GI GP III L.P., its General Partner

By: GI GP III LLC, its General Partner

By:	/s/ Howard Park
Name:	Howard Park
Title:	Managing Director

GI PARTNERS FUND III-B, L.P.

By: GI GP III L.P., its General Partner

By: GI GP III LLC, its General Partner

By:	/s/ Howard Park
Name:	Howard Park
Title:	Managing Director

GI LADDER HOLDCO LLC

By: GI Partners Fund III L.P. its Sole Member

By: GI GP III L.P., its General Partner

By: GI GP III LLC, its General Partners

By:	/s/ Howard Park
Name:	Howard Park
Title:	Managing Director

[Signature Page to Underwriting Agreement]

TI II LADDER HOLDINGS, LLC

By:	/s/ Glenn F. Miller
Name:	Glenn F. Miller
Title:	Vice President

TOWERBROOK INVESTORS II AIV, L.P.

By:	TOWERBROOK INVESTORS GP II, L.P., its General
Partner

By:	TOWERBROOK INVESTORS, LTD., its General Partner

By:	/s/ Glenn F. Miller
Name:	Glenn F. Miller
Title:	Attorney-in-Fact

[Signature Page to Underwriting Agreement]

GP09 PX (LAPP) LADDER CAPITAL LTD.

By:	/s/ James Ridout
Name:	James Ridout
Title:	Director

GP09 GV LADDER CAPITAL LTD.

By:	/s/ James Ridout
Name:	James Ridout
Title:	Director

GP09 PX LADDER CAPITAL LTD.

By:	/s/ James Ridout
Name:	James Ridout
Title:	Director

[Signature Page to Underwriting Agreement]

EACH OF THE SELLING STOCKHOLDERS NAMED
IN SCHEDULE I HERETO WHO HAS DELIVERED A
POWER OF ATTORNEY

By:	/s/ Pamela McCormack
Name:	Pamela McCormack

As Attorney-in-Fact acting on behalf of each of the Selling Stockholders named in Schedule I hereto who has delivered a Power of Attorney

[Signature Page to Underwriting Agreement]

The foregoing Underwriting Agreement is hereby confirmed and accepted as of the date first above written.

UBS SECURITIES LLC

By:	/s/ Mitesh Hassamal
	Name:	Mitesh Hassamal
	Title:	ED

By:	/s/ Samantha Owades
	Name:	Samantha Owades
	Title:	Director

[Signature Page to Underwriting Agreement]

SCHEDULE I

SHARES TO BE SOLD BY EACH OF THE SELLING STOCKHOLDERS

Name of Selling Stockholder	Number of Shares to be Sold	Address
GI Partners Fund III-A, L.P.	23,971	c/o GI Partners 188 The Embarcadero, Suite 700 San Francisco, California 94105 Attn: David Smolen
GI Partners Fund III-B, L.P.	166,918	c/o GI Partners 188 The Embarcadero, Suite 700 San Francisco, California 94105 Attn: David Smolen
GI Ladder Holdco LLC	922,168	c/o GI Partners 188 The Embarcadero, Suite 700 San Francisco, California 94105 Attn: David Smolen
TI II Ladder Holdings, LLC	695,071	c/o TowerBrook Capital Partners L.P. 65 East 55th Street, 27th Floor New York, New York 10022 Attn: Glenn F. Miller
TowerBrook Investors II AIV, L.P.	417,985	c/o TowerBrook Capital Partners L.P. 65 East 55th Street, 27th Floor New York, New York 10022 Attn: Glenn F. Miller
GP09 PX (LAPP) Ladder Capital Ltd.	381,353	1100 - 10830 Jasper Avenue Edmonton, Alberta, Canada T5J 2B3 Attn: James Ridout and Colleen Cebuliak
GP09 GV Ladder Capital Ltd.	260,277	1100 - 10830 Jasper Avenue Edmonton, Alberta, Canada T5J 2B3 Attn: James Ridout and Colleen Cebuliak
GP09 PX Ladder Capital Ltd.	83,375	1100 - 10830 Jasper Avenue Edmonton, Alberta, Canada T5J 2B3 Attn: James Ridout and Colleen Cebuliak
NP IV-P, L.P.*	5,502	649 San Ramon Valley Blvd Danville, California 94526 Attn: Mo Virani
NPV IV-V, L.P.*	43,380	649 San Ramon Valley Blvd Danville, California 94526 Attn: Mo Virani

* Indicates that such Selling Stockholder has delivered a Power of Attorney.

SCHEDULE II

Price to the public:                                                                                            the price paid by each investor

SCHEDULE III

None.

SCHEDULE IV

PERSONS SUBJECT TO THE EXHIBIT A LOCK-UP AGREEMENT

Alan Fishman

Marc Fox

Thomas Harney

Brian Harris

Betsy A. Harris 2012 Family Trust

Michael Mazzei

Christina and Caroline Mazzei Irrevocable Trust 2009

Pamela McCormack

Robert Perelman

Kelly Porcella

Mark Alexander

Richard O’Toole

Douglas Durst

Howard Park

Kevin Moclair

EXHIBIT A

FORM OF LOCK-UP AGREEMENT

March   , 2017

UBS Securities LLC

1285 Avenue of the Americas

New York, NY 10019

Re:                             Ladder Capital Corp — Public Offering

Ladies and Gentlemen:

The undersigned understands that you (the “Underwriter”) propose to enter into an Underwriting Agreement (the “Underwriting Agreement”) with Ladder Capital Corp, a Delaware corporation (the “Company”), and the selling stockholders party thereto, providing for the public offering by you of Class A common stock, par value $0.001 (the “Class A Common Stock”), of the Company (the “Public Offering”).

To induce you to continue your efforts in connection with the Public Offering, the undersigned agrees that, without the prior written consent of the Underwriter, the undersigned will not, directly or indirectly, offer, sell, pledge, contract to sell (including any short sale), grant any option to purchase or otherwise dispose of any shares of Class A Common Stock (the “Lock-Up Securities”) (including, without limitation, shares of Class A Common Stock of the Company which may be deemed to be beneficially owned by the undersigned currently or hereafter in accordance with the rules and regulations of the Securities and Exchange Commission (the “Commission”), shares of Class A Common Stock which may be issued upon exercise of a stock option or warrant and any other security convertible into or exchangeable for shares of Class A Common Stock, including shares of the Company’s Class B common stock, $0.001 par value, units that represent a limited liability company interest in LC TRS I LLC (“TRS I Units”) and units that represent a limited partnership interest in the Ladder Capital Finance Holdings LLLP (the “OP Units”)), or enter into any Hedging Transaction (as defined below) relating to the Lock-Up Securities (each of the foregoing referred to as a “Disposition”) during the Lock-Up Period (as defined in the following paragraph).  The foregoing restriction is expressly intended to preclude the undersigned from engaging in any Hedging Transaction or other transaction which is designed to or reasonably expected to lead to or result in a Disposition during the Lock-Up Period even if the securities would be disposed of by someone other than the undersigned.  “Hedging Transaction” means any short sale (whether or not against the box) or any purchase, sale or grant of any right (including, without limitation, any put or call option) with respect to any security (other than a broad-based market basket or index) that includes, relates to or derives any significant part of its value from the Lock-Up Securities.

The lock-up period will commence on the date of this Lock-Up Agreement (the “Lock-Up Commencement Date”) and continue until, and include, the date that is 45 days after the date of the final prospectus relating to the Public Offering (the “Lock-Up Period”).

During the Lock-Up Period, the foregoing restrictions shall not apply to: (a) transfers of shares of Class A Common Stock or any security convertible into or exchangeable for Class A Common Stock (i) as a bona fide gift or charitable contribution, (ii) by will or testacy or (iii) to any trust for the direct or indirect benefit of the undersigned or the immediate family of the undersigned; (b) distributions or transfers of shares of Class A Common Stock or any security convertible into or exchangeable for Class A Common Stock to beneficiaries or affiliates of the undersigned, including (x) limited partners, general partners, members, affiliates or stockholders of the undersigned or (y) any corporation, partnership, limited liability company, investment fund or other entity which controls or manages or is controlled or managed by the undersigned or enters under common control or management with the undersigned; provided, that in the case of any transfer or distribution pursuant to clause (a) or (b), (i) each donee, distributee or transferee shall sign and deliver to the Underwriter a lock-up letter substantially in the form of this letter and (ii) no filing under the Securities Exchange Act of 1934 (the “Exchange Act”) reporting a reduction in beneficial ownership of shares of Class A Common Stock shall be required or shall be voluntarily made during the Lock-Up Period (other than on Form 5); (c) the shares of Class A Common Stock to be sold by the undersigned in the Public Offering; (d) the exercise of an option to purchase shares of Class A Common Stock granted under the Company’s 2008 Incentive Equity Plan or 2014 Omnibus Incentive Plan, including on a “net” basis, provided, that in the event of an exercise on a “net” basis, the Company becomes the owner of the shares of Class A Common Stock surrendered in the net exercise; (e) transfers of OP Units, TRS I Units and Class B Common Stock to the Company in exchange for Class A Common Stock pursuant to the Third Amended and Restated Limited Liability Limited Partnership Agreement, as amended, of Ladder Capital Finance Holdings LLLP; provided, that in the case of any transfer or distribution pursuant to clause (d) or (e), (x) the underlying or received shares of Class A Common Stock shall continue to be subject to the restrictions on transfer set forth in this letter and (y) no filing under the Exchange Act shall be required or shall be voluntarily made during the Lock-Up Period (other than on Form 5); (f) transfers in connection with a liquidation, merger, stock exchange or similar transaction that results in all of the Company’s stockholders having the right to exchange their shares of Class A Common Stock for cash, securities or other property; and (g) the sale of shares of Class A Common Stock purchased on the open market after the date of the Underwriting Agreement; provided, that this clause (g) shall not apply to (x) directors or officers of the Company required to file reports pursuant to Section 16 of the Exchange Act, and (y) no filing under the Exchange Act shall be required or shall be voluntarily made during the Lock-Up Period with respect to such sale (other than on Form 5).

The undersigned hereby agrees that, to the extent that the terms of this Lock-Up Agreement conflict with or are in any way inconsistent with any registration rights agreement to which the undersigned and the Company may be a party, this Lock-Up Agreement supersedes such registration rights agreement.

This agreement shall automatically terminate upon the earliest to occur of: (i) the Company advising the Underwriter in writing prior to the execution of the Underwriting Agreement that it does not intend to proceed with the Public Offering, (ii) the termination of the Underwriting Agreement following its execution and before the closing of the Public Offering and (iii) March 31, 2017, if the Underwriting Agreement has not been executed by that date.

The undersigned hereby represents and warrants that the undersigned has full power and authority to enter into this Lock-Up Agreement.  All authority herein conferred or agreed to be conferred shall survive the death or incapacity of the undersigned and any obligations of the undersigned shall be binding upon the heirs, personal representatives, successors and assigns of the undersigned.

[Signature Page Follows]

Very truly yours,
The undersigned’s name
(if an individual):
(Print )

(Signature)

(Date)

The undersigned’s name
(if other than an individual)
(Print)

By:
(Signature of authorized representative)

Its:
(Name and title of authorized representative)

(Date)

EXHIBIT B

FORM OF POWER OF ATTORNEY

Ladder Capital Corp

IRREVOCABLE POWER OF ATTORNEY OF SELLING STOCKHOLDER

Marc Fox

Pamela McCormack

Kelly Porcella

Ladder Capital Corp

345 Park Avenue, 8th Floor

New York, NY 10154

The undersigned selling stockholder (the “Seller”) of Ladder Capital Corp, a Delaware corporation (the “Company”), understands that it is contemplated that (i) certain stockholders of the Company (the “Selling Stockholders”) will sell shares of the Company’s Class A common stock, $0.001 par value (the “Class A Common Stock”), to a certain underwriter or underwriters (the “Underwriters”), pursuant to an Underwriting Agreement among the Company, the Selling Stockholders and the Underwriters substantially in the form previously distributed (such agreement, in the form in which executed, the “Underwriting Agreement”), (ii) the Underwriters will offer and sell such shares of Class A Common Stock to the public (the “Offering”) and (iii) the net proceeds of the Offering will be received by the Selling Stockholders. The Seller further understands that, in connection with the Offering, the Company has filed a Registration Statement (“Registration Statement”) with the Securities and Exchange Commission (“Commission”) to register under the Securities Act of 1933, as amended, the shares of Class A Common Stock expected to be offered in the Offering.

The Seller, concurrently with the execution and delivery of this Power of Attorney, is also executing and delivering a Custody Agreement in substantially the form attached as Annex I (the “Custody Agreement”) pursuant to which book-entry security entitlements for at least the number of shares of Class A Common Stock proposed to be sold by the Seller in the Offering as set forth opposite the signature of the Seller at the end of this instrument and related stock powers are being or have been deposited with American Stock Transfer & Trust Company, LLC, as custodian (“Custodian”), and is furnishing an opinion support certificate and selling stockholder’s certificate.

1.     In connection with the foregoing, the Seller hereby irrevocably constitutes and appoints Marc Fox, Pamela McCormack and Kelly Porcella or their duly designated substitutes as attorneys-in-fact (individually, an “Attorney-in-Fact” and collectively, the “Attorneys-in-Fact”) of the Seller, authorizing the Attorneys-in-Fact, or any one of them, with full power and authority to act together or alone, including full power of substitution, in the name of and for and on behalf of the Seller with respect to all matters arising in connection with the Offering including, but not limited to, the power and authority to take any and all of the following actions:

(a)   for the purpose of effecting the Offering, to make, execute, deliver and perform the Seller’s obligations under the Underwriting Agreement (receipt of a draft of which is hereby acknowledged), containing such additions to or changes in the terms, provisions and conditions thereof as the Attorneys-in-Fact, or any one of them, in their or his or her sole discretion shall determine, including the purchase price per share of Class A Common Stock to be paid by the Underwriters (subject to the limitation set forth in this paragraph 1(a)), and including (i) any additions to or changes in the terms, provisions and conditions thereof relating to Offering and (ii) any related documentation;

(b)   to sell, assign and transfer to the Underwriters in connection with the Offering and pursuant to the Underwriting Agreement either (a) the Maximum Number of Shares of Class A Common Stock of the Company (as set forth on the signature page hereof), which (i) includes shares that could be sold, assigned and transferred to the Underwriters if the Underwriters exercise an option to purchase additional shares and (ii) may be subject to reduction on a pro rata basis as set forth in the materials distributed to and acknowledged by the undersigned, and represented by the book-entry security entitlements deposited by the Seller along with related stock powers with the Custodian pursuant to the Custody Agreement, or such lesser number as the Attorneys-in-Fact, or any one of them, in their or his or her sole discretion shall determine, or (b) a number of shares of Class A Common Stock, on an as-converted basis, equal to the undersigned’s pro rata participation (“Pro Rata Participation”) in the Offering as determined by the Attorneys-in-Fact, or any one of them, and for that purpose to enter into and perform the Underwriting Agreement, in each case at a purchase price per share of Class A Common Stock to be paid by the Underwriters, as determined by negotiation among the Company, the Attorneys-in-Fact and the Underwriters, but at the same price per share of Class A Common Stock to be paid by the Underwriters to each of the other Selling Stockholders and to the Company for the Class A Common Stock sold by it (the “Class A Purchase Price”);

(c)   to the extent (i) the undersigned holds LP Units (as defined in the Amendment to Third Amended and Restated Limited Liability Limited Partnership Agreement of Ladder Capital Finance Holdings LLLP (the “LLLP Agreement”)) and (ii) such LP Units are to be converted into Class A Common Stock in order to consummate the Offering on the terms contemplated in the Underwriting Agreement, to enter into an Exchange Notice (as defined in the LLLP Agreement) and/or a TRS Exchange Notice (as defined in the LLLP Agreement) for the purpose of exchanging LP Units into Class A Common Stock in order to consummate the Offering on the terms contemplated in the Underwriting Agreement, in such a number as the Attorneys-in-Fact, or any one of them, in their or his sole discretion shall determine;

(d)   to give such orders and instructions to the Custodian for the Class A Common Stock as the Attorneys-in-Fact, or any one of them, in their or his or her sole discretion shall determine, with respect to (i) the transfer of the Class A Common Stock on the books of the Underwriter in order to effect the sale to the Underwriters, including giving the name or names in which new book-entry security entitlements for such Class A Common Stock are to be issued and the denominations thereof, (ii) the delivery to or for the account of the Underwriters of book-entry security entitlements for such Class A Common Stock against receipt by the Custodian of the purchase price to be paid therefor, (iii) the payment by the Custodian out of the proceeds of such sale of any expenses that are to be borne by the Seller in connection with the offer, sale and delivery of the Class A Common Stock, and (iv) the remittance to the Seller of new book-entry security entitlements representing that number of shares of Class A Common Stock, if any, that is in excess of the number of shares of Class A Common Stock sold and to be sold at any subsequent Closing Date (as defined in the Underwriting Agreement) by the Seller to the Underwriters;

(e)   to retain legal counsel in connection with any and all matters referred to herein (which counsel may, but need not, be counsel for the Company);

(f)    to execute and deliver any amendment to the Custody Agreement; provided, however, that no such amendment shall increase the number of shares of Class A Common Stock to be sold by the Seller above the Maximum Number of Class A Common Stock specified below (for the avoidance of doubt, such Maximum Number of Class A Common Stock shall not be increased even if the Underwriters exercise an option to purchase additional shares contained in the Underwriting Agreement);

(g)   to agree to the allocation of the expenses of the Offering among the Company and the Selling Stockholders, including the Seller;

(h)   to endorse stock powers (in blank or otherwise) and obtain, if required, appropriate medallion guarantees by a financial institution (commercial bank, stockbroker, savings and loan association, credit union or trust company) that is a participant in the Securities Transfer Agents Medallion Program, pursuant to Rule 17Ad-15 under the Securities Exchange Act of 1934, as amended (a notary public is not sufficient), on behalf of the Seller with respect to the Class A Common Stock to be sold by the Seller in the Offering;

(i)    to send or cause to be sent all funds distributed to the Selling Stockholders pursuant to the sale of the Class A Common Stock in the Class A Offering in accordance with the wire instructions attached to the Custody Agreement;

(j)    to make, acknowledge, verify and file on behalf of the Seller applications, consents to service of process and such other documents, undertakings or reports as may be required by law with state commissioners or officers administering state securities laws in connection with the Offering; and

(k)   to make, exchange, acknowledge and deliver all such other contracts, powers of attorney, orders, receipts, notices, requests, instructions, certificates, letters and other writings, including communications to the Commission, and amendments to the Underwriting Agreement, and in general to do all things and to take all actions, that the Attorneys-in-Fact, or any one of them, in their or his or her sole discretion may consider necessary or proper in connection with or to carry out the Offering, as fully as could the Seller if personally present and acting.

2.     This Power of Attorney and all authority conferred hereby are granted and conferred subject to the interests of the Company and the Underwriters and in consideration of those interests, and for the purpose of completing the transactions contemplated by the Underwriting Agreement and this Power of Attorney.  This Power of Attorney and all authority conferred hereby shall be irrevocable and shall not be terminated by the Seller or by operation of law, whether by the death or incapacity of the Seller (if the Seller is an individual), by the death or incapacity of any trustee or executor or the termination of any trust or estate (if the Seller is a trust or an estate), or by the dissolution or liquidation of any corporation or partnership (if the Seller is a corporation or partnership), or by the occurrence of any other event.  If any event described in the preceding sentence shall occur before the delivery of the Class A Common Stock to be sold by the Seller under the Underwriting Agreement, book-entry security entitlements for such Class A Common Stock shall be delivered by or on behalf of the Seller in accordance with the terms and conditions of the Underwriting Agreement and the Custody Agreement, and all other actions required to be taken under the Underwriting Agreement and the Custody Agreement shall be taken, and action taken by the Attorneys-in-Fact, or any one of them, pursuant to this Power of Attorney shall be as valid as if such event had not occurred, whether or not the Custodian, the Attorneys-in-Fact, or any one of them, shall have received notice of such event.

Notwithstanding the foregoing, if the Underwriting Agreement has not been entered into and the Offering has not been consummated prior to the 90th day after the date of this Power of Attorney, or if the Underwriting Agreement is terminated in accordance with the provisions thereof, then from and after such date the Seller shall have the power to revoke all authority hereby conferred by giving notice on or promptly after such date to each of the Attorneys-in-Fact, with a copy to the Custodian, that this Power of Attorney has been terminated; subject, however, to all lawful action done or performed by the Attorneys-in-Fact or any one of them, pursuant to this Power of Attorney prior to the actual receipt of such notice.

All notices, requests and other communications hereunder shall be in writing and shall be deemed to have been duly given at the time of delivery or facsimile transmission (i) if to the Selling Stockholders, at the address provided on the following signature page, with a copy to counsel for the Selling Stockholders at the address provided in the Underwriting Agreement, and (ii) if to the Attorneys-in-Fact, to Ladder Capital Corp, 345 Park Avenue, 8th Floor, New York, NY 10154, Attention: Pamela McCormack.

If any provision of this Power of Attorney is found to be unenforceable as applied in any particular case or circumstance in any applicable jurisdiction, such finding shall not render the provision unenforceable in any other case or circumstance, or render any other provision of this Power of Attorney unenforceable to any extent whatsoever.

This Power of Attorney may be executed in any number of counterparts, each of which shall be deemed to be an original, but all such counterparts shall together constitute one and the same instrument.  Delivery of a signed counterpart of this Power of Attorney by facsimile transmission shall constitute valid and sufficient delivery thereof.

3.     The Seller ratifies all that the Attorneys-in-Fact, or any one of them, has done or shall do pursuant to paragraphs 1 and 2 of this Power of Attorney.

4.     The Attorneys-in-Fact shall be entitled to act and rely upon any statement, request, notice or instruction respecting this Power of Attorney given to the Attorneys-in-Fact by the Seller; provided, however, that the Attorneys-in-Fact shall not be entitled to act on any statement or notice to the Attorneys-in-Fact with respect to a closing date under the Underwriting Agreement, or with respect to the termination of the Underwriting Agreement, or advising that the Underwriting Agreement shall not have been executed and delivered, unless such statement or notice shall have been confirmed in writing to the Attorneys-in-Fact by the Seller.

5.     The Seller agrees to hold the Attorneys-in-Fact, jointly and severally, free and harmless from any and all loss, damage or liability that they, or either one of them, may sustain as a result of any action taken in good faith hereunder.  It is understood that the Attorneys-in-Fact shall serve without compensation.

6.     In acting hereunder, the Attorneys-in-Fact may rely on the representations, warranties and agreements of the Seller made in the Custody Agreement.

7.     This Power of Attorney shall be governed by, and construed in accordance with, the laws of the State of New York, without regard to principles of conflicts of laws.

[signature page follows]

IN WITNESS WHEREOF, the undersigned has executed this Power of Attorney.

Date: ,	SELLER:

Name:
Title:

Address:

☐ Maximum Number of Shares of Class A Common Stock to be sold to the Underwriters on an as-converted basis:

shares

OR:

☐ The undersigned has agreed to a Pro Rata Participation (as defined in the Power of Attorney)

ANNEX I

Custody Agreement

EXHIBIT C

FORM OF CUSTODY AGREEMENT

Ladder Capital Corp

Class A Common Stock

Custody Agreement

American Stock Transfer & Trust Company, LLC

6201 15th Avenue

Brooklyn, NY 11219

Attn: Hans Campaña

Ladies and Gentlemen:

There are delivered to you as custodian (in such capacity, the “Custodian”) herewith one or more shares (the “Shares”), in negotiable form (accompanied by a duly executed stock power or powers, in blank), representing at least the number of issued and outstanding shares of Class A common stock, $0.001 par value per share (the “Common Stock”), of Ladder Capital Corp, a Delaware corporation (the “Company”), set forth below the name of the undersigned selling stockholder (the “Seller”) at the end of this letter, including, if applicable, such shares of Common Stock issuable upon the conversion of LP Units (as defined in the Amendment to Third Amended and Restated Limited Liability Limited Partnership Agreement of Ladder Capital Finance Holdings LLLP (the “LLLP Agreement”)) held by the Seller and exchanged pursuant to the terms of the LLLP Agreement in order to consummate the transactions contemplated by the Underwriting Agreement (as defined below) on the terms contemplated therein. These Shares are to be held by you as Custodian for the account of the Seller and are to be disposed of by you solely in accordance with this Custody Agreement.

The Seller agrees to deliver to the Attorneys-in-Fact (as defined below) or to you such documentation as the Attorneys-in-Fact, or any one of them, the Company, the Underwriter (as defined below) or you or any of their respective counsel may reasonably request to effectuate or confirm compliance with any of the provisions hereof or of the underwriting agreement (the “Underwriting Agreement”) among the Company, certain selling stockholders of the Company (the “Selling Stockholders”) and the underwriter or underwriters thereto (the “Underwriters”), all of the foregoing to be in form and substance reasonably satisfactory in all respects to the Attorneys-in-Fact and you.  If the Seller has not entered into the Underwriting Agreement directly, the Attorneys-in-Fact have done so on its behalf pursuant to the Power of Attorney (as defined below) and the Seller is subject to the rights and obligations set out in the Underwriting Agreement to the same extent as if it were a party directly thereto. If the Seller is an entity, the execution, delivery and performance of this Custody Agreement by the Seller has been duly authorized by all necessary corporate action or other organizational resolution of the Seller, and this Custody Agreement constitutes the valid and binding obligation of the Seller, enforceable in accordance with its terms.

Concurrently with the execution and delivery of this Custody Agreement, the Seller has executed and delivered an irrevocable power of attorney (“Power of Attorney”) to Marc Fox, Pamela McCormack and Kelly Porcella or their duly designated substitutes (individually, an “Attorney-in-Fact” and collectively, the “Attorneys-in-Fact”), authorizing the Attorneys-in-Fact, or any one of them, to sell from the number of shares of Common Stock represented by the book-entry security entitlements and/or certificates deposited with you hereunder, either (a) up to the Maximum Number of Shares (as set forth on the signature page hereof) of Common Stock on an as-converted basis, which (i) includes Shares that could be sold, assigned and transferred to the Underwriters if the Underwriters exercise an option to purchase additional shares and (ii) may be subject to reduction on a pro rata basis as set forth in the materials distributed to and acknowledged by the undersigned, or such lesser number as the Attorneys-in-Fact, or any one of them, may determine, and for that purpose to enter into and perform the Underwriting Agreement, or (b) a number of shares of Common Stock, on an as-converted basis, equal to the undersigned’s pro rata participation (a “Pro Rata Participation”) in the offering as determined by the Attorneys-in-Fact, or any one of them, and for that purpose to enter into and perform the Underwriting Agreement.

You are authorized and directed to hold the Shares deposited with you hereunder in your custody, and prior to each Closing Date and any Additional Closing Date (each as defined in the Underwriting Agreement and referred to herein as a “Closing Date”) specified in the Underwriting Agreement at which the Seller is selling any shares of Common Stock (including, for the avoidance of doubt, shares of Common Stock issuable upon the conversion of LP Units pursuant to the terms of the LLLP Agreement), of which you shall have been given prior notice, and upon the instructions of an Attorney-in-Fact, you are to take all necessary action in your capacity as transfer agent and registrar for the Common Stock to prepare and countersign a share or shares (the “Underwriters’ shares”) representing the Shares that are to be sold by the Seller at such Closing Date registered in such names and denominations as the Underwriters shall have instructed you. At each Closing Date under the Underwriting Agreement, you are, upon the instructions of an Attorney-in-Fact, (i) in your capacity as transfer agent and registrar for the Common Stock, to cause the Shares that are to be sold at such Closing Date pursuant to the Underwriting Agreement to be transferred upon the books of the Underwriters into such names and in such denominations as the Underwriters shall have instructed you, free of any restrictive legend or subject to such restrictive legend or legends as the Underwriters shall instruct, (ii) in your capacity as Custodian (a) to deliver such Shares pursuant to the Underwriting Agreement to the Underwriters, for the account of the Underwriters against receipt from the Underwriters of payment for such Shares as provided in the Underwriting Agreement, (b) to give receipt for such payment and to deposit such payment to your account as Custodian, (c) to draw upon such account to pay such fees and expenses as you may be instructed to pay by the Attorneys-in-Fact, or any of them acting alone, and (d) after deducting such fees and expenses from the amount received by you as payment for the Shares sold at such Closing Date to distribute the balance in accordance with the payment instructions you shall have received prior to such Closing Date by an Attorney-in-Fact. Promptly after any such Closing Date, you shall return to the Seller Shares, bearing such restrictive legends as are required in the opinion of counsel for the Company, representing the number of shares of Common Stock, if any, deposited with you on behalf of the Seller, which are in excess of the total number of Shares sold and to be sold at any subsequent Closing Date by the Seller to the Underwriters.

If the Underwriting Agreement is not executed and delivered on or prior to the 90th day after the date of this Custody Agreement then, upon the written request of the Seller to you, you are to return to the Seller, or as the Seller may otherwise direct, the Shares of Common Stock then on deposit and received by you on behalf of the Seller pursuant to this Custody Agreement, together with any related stock powers, and this Custody Agreement shall forthwith terminate, subject, however, to all lawful action done or performed pursuant hereto prior to the actual receipt of such request.

Under the terms of the Power of Attorney, the authority conferred thereby is granted and conferred subject to and in consideration of the interests of the Company, the Underwriters and the other Selling Stockholders and, except as set forth in the previous paragraph, is an agency coupled with an interest and is irrevocable and is not subject to termination by the Seller or by operation of law, whether by the death, disability, liquidation, dissolution or incapacity of the Seller or any executor or trustee, the termination of any estate or trust or by the occurrence of any other event.

Accordingly, the shares of Common Stock deposited with you pursuant to this Custody Agreement and your authority under this Custody Agreement are subject to the interests of the Company, the other Selling Stockholders and the Underwriters, and this Custody Agreement and your authority hereunder shall be irrevocable and not subject to termination by the Seller or by operation of law, whether by the death, disability, liquidation, dissolution or incapacity of the Seller or any executor or trustee, the termination of any estate or trust or by the occurrence of any other event. If the Seller or any such executor or trustee should die or become incapacitated or if any such estate or trust should be terminated or if any other such event should occur, before the delivery of the Shares to be sold by the Seller under the Underwriting Agreement, the Shares shall be delivered by or on behalf of the Seller in accordance with the terms and conditions of the Underwriting Agreement and this Custody Agreement, and actions taken by you hereunder or by the Attorneys-in-Fact, or any of them acting alone, pursuant to the Power of Attorney shall be as valid as if such death, incapacity, termination, liquidation, dissolution or other event had not occurred, regardless of whether or not you or the Attorneys-in-Fact, or any of them acting alone, shall have received notice of such death, incapacity, termination, liquidation, dissolution or other event.

Until payment of the purchase price for the Shares to be sold by the Seller to the Underwriters has been made as provided in the Underwriting Agreement, the Seller shall, except as otherwise specifically provided herein, have all the rights of ownership of such Shares and all other shares, if any, represented by the Shares deposited on behalf of the Seller.

You shall be entitled to act and rely upon any statement, request, notice or instruction respecting this Custody Agreement given to you by the Attorneys-in-Fact, or any of them acting alone; provided, however, that any statement or notice to you with respect to Closing Date under the Underwriting Agreement, or with respect to the non-effectiveness or termination of the Underwriting Agreement, or advising that the Underwriting Agreement has not been executed and delivered, shall have been confirmed in writing to you by the Underwriters.

It is understood that you assume no responsibility or liability to any person other than to deal with the Shares deposited with you and the proceeds from the sale of the Shares represented thereby, all in accordance with the provisions of this Custody Agreement, and the Seller agrees to indemnify you for and to hold you harmless against any and all losses, claims, damages or liabilities incurred on your part arising out of or in connection with your acting as the Custodian pursuant hereto, as well as the cost and expenses of investigating and defending any such losses, claims, damages or liabilities, except to the extent such losses, claims, damages or liabilities are due to your gross negligence, bad faith or willful misconduct. The Seller agrees that you may consult with counsel of your own choice (who may be counsel for the Company), and you shall have full and complete authorization and protection for any action taken or suffered by you hereunder in good faith and in accordance with the opinion of such counsel.  Anything in this Custody Agreement to the contrary notwithstanding, in no event shall you be liable for special, indirect or consequential loss or damage of any kind whatsoever (including but not limited to lost profits), even if you have been advised of the likelihood of such loss or damage and regardless of the form of action.

The Seller or, when applicable, its Attorney-in-Fact, has carefully reviewed the representations, warranties, statements and agreements to be made by the Seller in the Underwriting Agreement, and the Seller hereby makes, at and as of the date of this Custody Agreement, with and to you each of the representations, warranties and agreements to be made by the Seller as set forth in the Underwriting Agreement, which has been furnished to you, and such representations, warranties and agreements are incorporated by reference herein in their entirety.

The foregoing representations, warranties and agreements are made for the benefit of, and may be relied upon by, the Custodian, the Attorneys-in-Fact, the other Selling Stockholders, the Underwriters and their representatives, agents and counsel, the Company and its counsel and counsel for the Seller, and may be specifically relied upon by Skadden, Arps, Slate, Meagher & Flom LLP, counsel to the Underwriters, Kirkland & Ellis LLP, counsel to the Company, and counsel for each of the Selling Stockholders, as applicable, for purposes of the opinions to be delivered by them pursuant to the Underwriting Agreement.

Your acceptance of this Custody Agreement by the execution hereof shall constitute an acknowledgment by you of the authorization herein conferred and shall evidence your agreement to carry out and perform this Custody Agreement in accordance with its terms.

No party may assign any of its rights or obligations under this Custody Agreement without the written consent of all the other parties, which consent may be withheld in the reasonable discretion of the party whose consent is sought.  However, the Custodian may assign this Custody Agreement or any rights granted hereunder, in whole or in part, either to affiliates, another division, subsidiaries or in connection with its reorganization or to successors of all or a majority of the Custodian’s assets or business without the prior written consent of the Seller.

This Custody Agreement may be modified only by a written amendment signed by you and the Attorneys-in-Fact, or any one of them, on behalf of the Seller, and no waiver of any provision hereof shall be effective unless expressed in a writing signed by the party to be charged.

This Custody Agreement shall be governed by, and construed in accordance with, the laws of the State of New York, without regard to any conflicts of law provisions therein.

Any notice given pursuant to this Custody Agreement shall be deemed given if in writing and delivered in person or by facsimile, or if given by telephone or electronic mail, if subsequently confirmed by letter: (i) if to the Seller, to the address set forth below the signature of the Seller (or, for a Seller that is not a natural person, the signature of its duly authorized representative) and (ii) if to you, the Custodian, at American Stock Transfer & Trust Company, LLC, 6201 15th Avenue, Brooklyn, New York 11219, Attention: Hans Campaña.

In case any provisions of this Custody Agreement shall be invalid, illegal or unenforceable, the validity, legality and enforceability of the remaining provisions shall not in any way be affected or impaired thereby.

This Custody Agreement may be executed in two or more counterparts, each of which when executed shall be deemed to be an original but all of which taken together shall constitute one and the same instrument.

*              *              *              *

IN WITNESS WHEREOF, the undersigned has executed this Custody Agreement.

Date: ,	Very truly yours,

SELLER:

Name:
Title:

Address:

* You should sign in exactly the same manner as the shares of Common Stock of the Company owned by you are registered and execute a separate Power of Attorney for each different form in which shares are registered.

☐ Maximum Number of Shares of Class A Common Stock to be sold to the Underwriters on an as-converted basis:

shares

OR:

☐ The undersigned has agreed to a Pro Rata Participation (as defined in the Custody Agreement)

ACKNOWLEDGEMENT AND RECEIPT

American Stock Transfer & Trust Company, LLC, as Custodian, acknowledges acceptance of the duties of Custodian under the foregoing Custody Agreement and receipt of the shares of Common Stock referred to therein.

Dated: ,

AMERICAN STOCK TRANSFER & TRUST COMPANY, LLC, as Custodian

By:
Name:
Title: